As filed with the Securities and Exchange Commission on December 12, 2023

1933 Act Registration Number – 333-239642

1940 Act Registration Number – 811-23585

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. __

Post-Effective Amendment No. 8

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 10

VELA FUNDS

(Exact Name of Registrant as Specified in Charter)

220 Market Street, Suite 208

New Albany, Ohio 43054

(Address of Principal Office)

Registrant’s Telephone Number, including Area Code: (614) 653-8352

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

New Castle County

Wilmington, DE 19801

(Name and Address of Agent for Service)

With copy to: Peter Schwartz, Esq.

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, CO 80202

and

Jesse D. Hallee

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Approximate date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

December 12, 2023

	Class A	Class I
VELA Short Duration Fund	VASDX	VESDX

As with all mutual fund shares and prospectuses, the Securities and Exchange Commission has not approved or disapproved these shares or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

VELA SHORT DURATION FUND	1
FUND DETAILS	6
ADDITIONAL INFORMATION ABOUT PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL AND NON-PRINCIPAL RISKS	6
INVESTMENT RISKS	6
PORTFOLIO HOLDINGS DISCLOSURE	9
MANAGEMENT OF THE FUND	10
YOUR ACCOUNT	11
PRICING YOUR SHARES	11
HOW TO PURCHASE SHARES	11
HOW TO REDEEM SHARES	18
HOW TO EXCHANGE SHARES	20
HOW TO REQUEST CERTAIN NON-FINANCIAL TRANSACTIONS	20
MARKET TIMING AND FREQUENT TRADING POLICY	21
HOUSEHOLDING	23
FINANCIAL HIGHLIGHTS	24
CUSTOMER PRIVACY NOTICE	25
APPENDIX A	A-1

VELA SHORT DURATION FUND

Fund Summary

Class	A	I
Ticker	VASDX	VESDX

Investment Objective

The primary investment objective of the VELA Short Duration Fund (“the Fund”) is to provide current income while the secondary objectives are protection of principal and competitive total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in VELA Funds. More information about these and other discounts is available from your financial professional and in the Sales Charges section on page 15 of the fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases as a % of Offering Price	5.00%	None
Maximum Deferred Sales Charge (on redemptions in the first year as a percentage of the amount invested or the current value, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management fees	0.30%	0.30%
Distribution (12b-1) fees	0.25%	0.00%
Other expenses (administrative fees) 1 2	0.39%	0.39%
Total annual fund operating expenses	0.94%	0.69%

(1)	“Other expenses” are based on estimated amounts for the current fiscal year.
(2)	The fund’s investment adviser, VELA Investment Management, LLC (the “Adviser”), pays most of the fund’s operating expenses (with certain exceptions) in return for an “administrative fee” (exclusive of the management fee, brokerage and other expenses of executing fund transactions; taxes or governmental fees; costs of borrowing (such as interest charges and dividend expenses on securities sold short); litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, as well as any expenses incurred pursuant to the fund’s Rule 12b-1 Distribution Plan).

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Expense Example

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class A	$591	$785
Class I	$70	$221

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. Because the fund had not commenced investment operations, it does not have prior year portfolio turnover to report.

Principal Investment Strategy

The Fund, under normal market conditions, invests at least 80% of its assets in fixed income securities across a broad group of industries, geographies, and company market capitalizations. These securities, in the opinion of VELA Investment Management, LLC (“the Adviser”), will offer the opportunity for current income, protection of principal, and competitive total return. To achieve these goals, the Fund will primarily own corporate bonds of U.S. domiciled companies (both investment grade and below-investment grade, i.e., “high yield” or “junk” bonds) and can also own securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, money market instruments, mortgage-backed and asset-backed securities, loans, non-rated securities.

While the Adviser will maintain discretion as to the weighting of below-investment grade bonds included in the Fund at any point in time, the Adviser expects that under normal market conditions the overall weighted average credit rating of the Fund will be investment grade. Investment grade securities are those rated in the Baa3 or higher categories by Moody’s Investors Service, Inc. (“Moody’s”), or in the BBB- or higher categories by Standard & Poor’s Ratings Services, (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated, determined to be of comparable credit quality by the Adviser. Further, under normal market conditions, the Fund’s portfolio will maintain an average aggregate modified duration of between zero and three. Modified duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the longer the duration of a bond or portfolio of bonds, the greater the price sensitivity to changing interest rates. As an example, a bond with a modified duration of three is expected to experience a 3% drop in price for every 1% increase in interest rates; conversely, a 1% decline in interest rates is expected to lead to a 3% increase in the price of a bond with duration of three.

The Fund attempts to manage its interest rate risk through its management of dollar-weighted average modified duration of the securities in the Fund, as well as manage the overall risk of the Fund through credit analysis focused on company assets, free cash flow, earnings, economic prospects, and a company’s overall capital structure. The latter includes an understanding of types and maturities of debt, preferred equity, solvency and liquidity ratios, and other metrics and obligations of issuers of bonds held in the Fund.

Consistent with the goals of current income, capital preservation and competitive overall total return, the Adviser does not anticipate a high amount of turnover of Fund holdings. In most cases, the Adviser will purchase securities intending to hold them to maturity to achieve the outcome expected at the time of investment. However, the Adviser may elect to sell a security based on a similar analysis used prior to an initial investment – primarily, examining the creditworthiness of the issuer and valuation of the security, or to take advantage of what the Adviser believes are better investment opportunities, to raise cash for expenses or redemptions, or to reduce the Fund’s exposure to a particular issuer, industry, sector or other factor.

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Principal Risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the principal risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, state, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the fund and its investments and could result in decreases to the fund’s net asset value. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual investment opportunity in which the fund invests may prove to be incorrect and there is no guarantee that individual investments will perform as anticipated. The value of an individual investment can be more volatile than the market as a whole, and the Adviser’s investment approach may fail to produce the intended results.

High Yield Securities Risk. The fund may purchase fixed income securities rated below the investment grade category, also known as high yield securities or “junk bonds”. Securities in this rating category are speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher-grade securities.

Interest Rate Risk. A principal risk of investing in the Fund is that the value of a fixed income portfolio will generally decrease when interest rates rise, which means the Fund’s net asset value (“NAV”) will likewise decrease. Generally, debt securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter- term securities. For example, the approximate percentage change in the price of a security with a two -year duration would be expected to drop by approximately 2% in response to a 1% increase in interest rates.

Corporate Bond Risk. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in interest rates, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. Corporate bonds are also subject to the credit risk of the issuer, as the issuer of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities, and by extension, the value of the Fund’s portfolio. Mortgage-backed securities are also subject to pre-payment risk. Due to their often-complicated structures, various mortgage-backed and asset-backed securities may be difficult to value and may constitute illiquid securities. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer protection credit laws with respect to these securities, which may give the debtor the right to avoid or reduce payment.

U.S. Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the fund. Such default could result in losses to the fund. In addition, the credit quality of securities held by the fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the fund. Lower credit quality also may affect liquidity and make it difficult for the fund to sell the security.

Fixed Income Risk. The fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the fund’s investments decrease.

3

Liquidity Risk. The fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified during times of market stress. The fund may not be able to meet the requests to redeem fund shares without significant dilution of remaining investors' interest in the fund.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the fund may have to reinvest in securities with a lower yield. The fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Securitized Products Risk The fund may invest in various types of securitized products, including but not necessarily limited to asset-backed, mortgage-related, and mortgage-backed securities. In a scenario where investments are either prepaid or called, the fund may have to reinvest the proceeds in securities with a lower yield or fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of income and yield received by the fund. Further, in times of rising interest rates, securitized products can exhibit a lengthening of duration as fewer of the underlying holdings are prepaid early. If this were to occur, the fund may experience additional volatility because of a longer than anticipated duration. Finally, during periods of economic stress and/or challenging credit markets, these types of securities may decline in value, become illiquid or become difficult to value in cases where the specific securities owned by the fund cease to trade on the secondary market for a period of time.

Small Capitalization Risk. The fund’s investments in small cap companies carry more risks than investments in larger companies. Small cap companies often have narrower markets, fewer products, or services to offer and more limited managerial and financial resources than do larger, more established companies.

New Fund Risk. The fund is newly organized and has little or no operating history. While the Adviser has experience in investment-related activities, the Adviser has limited experience managing registered investment companies.

Performance

Performance information for the fund has been omitted because the fund had not commenced investment operations as of the date of this Prospectus. Once the fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the fund by showing the variability of the fund’s return based on net assets and comparing the variability of the fund’s return to a broad measure of market performance.

4

Portfolio Management

Investment Adviser

VELA Investment Management, LLC

Portfolio Manager

The portfolio manager who is primarily responsible for the day-to-day management of the fund is:

Nick Rinker, CFA

Portfolio Manager

Since inception (December 15, 2023)

Buying and Selling Fund Shares

Minimum Initial Investment

Class A: $1,000

Class I: $2,500

Minimum Subsequent Investment

Class A: None

Class I: None

To Place Orders

Regular Mail:	Overnight Mail:
VELA Short Duration Fund	VELA Short Duration Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 N 203rd St, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022
1-833-399-1001	1-833-399-1001

Transaction Policies

In general, you can buy or sell (redeem) shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.

Dividends, Capital Gains and Taxes

For U.S. federal income tax purposes, the fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker- dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

5

FUND DETAILS

ADDITIONAL INFORMATION ABOUT PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL AND NON-PRINCIPAL RISKS

VELA SHORT DURATION FUND

The investment objective of the Fund is to provide current income while the secondary objectives are protection of principal and competitive total return. The fund, under normal market conditions, invests at least 80% of its assets in fixed income securities across a broad group of industries, geographies, and company market capitalizations. This is a non-fundamental investment policy that can be changed by the fund’s Board of Trustees upon 60 days’ prior notice to shareholders.

INVESTMENT RISKS

The principal (“P”) and non-principal (“NP”) risks associated with investing in the fund are described below. All of the principal risks listed below are significant to the applicable fund(s), regardless of the order in which they appear.

Corporate Bond Risk	P
Credit Risk	P
Cybersecurity Risk	NP
Fixed Income Risk	P
General Risks	NP
High Yield Securities Risk	P
Interest Rate Risk	P
Investment Company and Exchange Traded Fund (“ETF”) Risk	NP
Liquidity Risk	P
Management Risk	P
Market Risk	P
Mortgage-Backed and Asset-Backed Securities Risk	P
New Fund Risk	P
Prepayment Risk	P
Redemption Risk	NP
Securitized Products Risk	P
Small Capitalization Risk	P
U.S. Government Securities Risk	P

Principal Risks

Corporate Bond Risk. The Fund may invest in corporate bonds. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in interest rates, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. Corporate bonds are also subject to the credit risk of the issuer, as the issuer of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Credit Risk. The Fund is subject to the risk that an issuer may be unable to make principal and interest payments when due or that the price of the security changes due to a downgrade in the credit quality of the issuer. In such cases, the value of the Fund’s portfolio could fall. Corporate bonds are generally subject to higher levels of credit risk than government bonds.

6

Fixed Income Risk. The fund may, from time to time, invest in fixed income securities. When the fund invests in fixed income securities, the value of your investment in the fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the fund, possibly causing the fund’s share price and total return to be reduced and fluctuate more than other types of investments.

High Yield Securities Risk. The fund may invest in below investment grade bonds, also known as high yield securities or “junk bonds”. High yield securities provide greater income and opportunity for gain but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. These investments may be issued by companies that are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. The market for high yield securities is generally less active than the market for higher quality securities and the market price of these securities can change suddenly and unexpectedly. Based on measures such as dealer inventories and average trade size, the high yield market has become less liquid at the same time as it has grown markedly and become more concentrated under the control of the largest investors. During future periods of market stress, liquidity conditions in the high yield market may be even worse than prior periods of market stress.

Interest Rate Risk. The value of the Fund’s fixed income securities will generally decrease when interest rates rise which means the Fund’s value will likewise decrease. Generally, debt securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer term securities being more sensitive than shorter-term securities. For example, the approximate percentage change in the price of a security with a two-year duration would be expected to drop by approximately 2% in response to a 1% increase in interest rates.

Liquidity Risk. Fixed income securities can have less liquidity than securities traded on an exchange, especially lower-quality securities or those securities that have certain restrictions on resale. In addition, the Fund is subject to additional risks in that they may invest in high-yield/high-risk bonds (commonly referred to as “junk” bonds). These are bonds rated below investment grade by a Rating Agency or are unrated and determined to be of comparable quality by the Adviser and may include bonds that are already in default. Lower quality bonds may be more difficult or impossible to sell at the time and price that the Fund would like, making the Fund subject to greater levels of liquidity risk than other bond funds that do not invest in such securities. This could in turn negatively impact the value of the Fund’s portfolio.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual investment opportunity in which the fund invests may prove to be incorrect and there is no guarantee that individual investments will perform as anticipated. The value of an individual investment can be more volatile than the market as a whole, and the Adviser’s investment approach may fail to produce the intended results.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, local, state, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the fund and its investments and could result in decreases to the fund’s net asset value.

Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and impact the ability to complete redemptions, all of which could affect fund performance. A health crisis may exacerbate other pre-existing political, social, and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities, and by extension, the value of the Fund’s portfolio. Mortgage-backed securities are also subject to pre-payment risk. Due to their often-complicated structures, various mortgage-backed and asset-backed securities may be difficult to value and may constitute illiquid securities. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer protection credit laws with respect to these securities, which may give the debtor the right to avoid or reduce payment.

7

New Fund Risk. Fund commenced operations on December 15, 2023 and has a limited operating history. While the Adviser has experience in investment-related activities, the Adviser has limited experience managing registered investment companies.

Prepayment Risk. A general decline in interest rates may result in prepayments of certain obligations within the Fund’s portfolio. These prepayments may require reinvestments at a lower rate of return. This may reduce the value of the security or the security may not appreciate in value as rapidly as securities that cannot be prepaid.

Securitized Products Risk The fund may invest in various types of securitized products, including but not necessarily limited to asset-backed, mortgage-related, and mortgage-backed securities. In a scenario where investments are either prepaid or called, the fund may have to reinvest the proceeds in securities with a lower yield or fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of income and yield received by the fund. Further, in times of rising interest rates, securitized products can exhibit a lengthening of duration as fewer of the underlying holdings are prepaid early. If this were to occur, the fund may experience additional volatility because of a longer than anticipated duration. Finally, during periods of economic stress and/or challenging credit markets, these types of securities may decline in value, become illiquid or become difficult to value in cases where the specific securities owned by the fund cease to trade on the secondary market for a period of time.

Small Capitalization Risk. The fund’s investments in smaller-sized companies carry more risks than investments in larger companies. Companies with small size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. Investing in lesser-known, small capitalization companies involves greater risk of volatility of the fund’s net asset value than is customarily associated with larger, more established companies. Often smaller capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. Small cap companies may have returns that can vary, occasionally significantly, from the market in general.

U.S. Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

8

Non-Principal Risks for the Fund

Cybersecurity Risk. The computer systems, networks and devices used by the fund and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections used by the fund and their service providers, systems, networks, or devices potentially can be breached due to both intentional and unintentional events. The fund and their shareholders could be negatively affected as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the fund’s business operations, potentially resulting in financial losses; interference with the fund’s ability to calculate their NAVs; impediments to trading; the inability of the fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the fund invests; counterparties with which the fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future. Neither the fund or the Adviser control the cybersecurity systems of issuers or third-party service providers.

General Risks. All mutual funds carry a certain amount of risk. You may lose money on your investment in the fund. The fund is subject to management risk because the Fund is actively managed. The fund may not achieve its objective if the Adviser’s expectations about particular securities or markets are not met.

Investment Company and Exchange Traded Fund (“ETF”) Risk. The fund may invest in shares of other investment companies or ETFs. Shareholders will indirectly bear fees and expenses charged by the underlying investment companies in which the fund invests in addition to the fund’s direct fees and expenses. The fund also will incur brokerage costs when it buys ETFs. In addition, the fund will be subject to the risks associated with the investment company or ETF’s investments. The price movement of an ETF may not track the underlying index and may result in a loss. The ETF may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Furthermore, investments in other funds could affect the timing, amount, and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the fund.

Redemption Risk. The fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent or if a large shareholder redeems a significant portion of its account, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the fund wishes to or is required to sell are illiquid.

Temporary Strategies

From time to time, the fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategy, in attempting to respond to adverse market, economic, political, or other conditions. During these times, the fund may invest up to 100% of its assets in cash and cash equivalents. For example, the fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. The fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. These investments may prevent the fund from achieving its investment objective. If the fund buys securities of money market funds, the shareholders of the fund will be subject to duplicative management fees and other expenses.

PORTFOLIO HOLDINGS DISCLOSURE

No later than 60 days after the end of each month, the fund will post on the fund’s web site, www.velafunds.com, a complete schedule of its portfolio holdings as of the last day of that month. In addition to this monthly disclosure, the fund may also make publicly available its portfolio holdings at other dates as may be decided from time to time.

Shareholders may request portfolio holdings schedules at no charge by calling 1-833-399-1001. A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings is available in the SAI.

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MANAGEMENT OF THE FUND

VELA Investment Management, LLC (the “Adviser”), 220 Market Street, Suite 208, New Albany, Ohio 43054, manages the day-to-day investment decisions of the fund and continuously reviews, supervises and administers the fund’s investment programs. The Adviser provides advisory services to individuals, high-net-worth individuals, charitable organizations, corporations and business entities. The Adviser’s research analysts and portfolio managers average over 20 years of experience investing in individual securities. The Advisor was formed in November 2019. As of July 31, 2023, the Adviser managed approximately $370 million in assets.

Pursuant to the Second Amended and Restated Investment Advisory Agreement, dated as of October 1, 2022, as amended, (the “Advisory Agreement”) between the Adviser and the fund, the Adviser, subject to the supervision of the Board and in conformity with the stated objective and policies of the fund, manages both the investment operations of the fund and the composition of the fund’s portfolios, including the purchase, retention and disposition of securities. In connection therewith, the Adviser is bound to keep certain books and records of the fund. The services of the Adviser are not exclusive under the terms of the Advisory Agreement and the Adviser is free to, and does, render management services to others.

Pursuant to the Advisory Agreement, as of October 1, 2023, the Adviser charges a management fee and an administrative fee, which is designed to pay substantially all the fund’s expenses and to compensate the Adviser for providing services for the fund, as set forth below:

Management Fee Percentage of Average Daily Assets	Administrative Fee Percentage of Average Daily Assets
0.30%	0.39%

Out of the administrative fee, the Adviser pays substantially all expenses of the fund, including all organizational, offering and operating expenses (other than expenses specifically assumed by the fund) of the fund, including the compensation and expenses of any employees of the fund and of any other persons rendering any services to the fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend and dispersing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the fund; fees and expenses payable to third parties including but not limited to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, for shareholder servicing, sub-accounting, sub-transfer agency, and related administrative recordkeeping services performed by such entities in connection with their customers who are investors in the fund; expenses, including clerical expenses, of issue, sale redemption or repurchase of shares of the fund; fees and expenses of the non-interested trustees; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the fund’s current shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; and all other operating expenses not specifically assumed by the fund.

The fund is required to pay the management fee; brokerage and other expenses of executing fund transactions; taxes or governmental fees; costs of borrowing (such as interest charges and dividend expenses on securities sold short); litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business. The fund will pay all expenses, if any, which may be incurred pursuant to the fund’s Rule 12b-1 Distribution Plan.

The Board of Trustees, the shareholders of the fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ written notice.

Disclosure of the basis for the Board’s approval of the Advisory Agreement will be available in the fund’s Annual Report.

Portfolio Manager

Fund	Portfolio Manager
Short Duration Fund	Nick Rinker, CFA

The Portfolio Manager holds ultimate responsibility and accountability for the investment results of the portfolio and has full authority to make all investment decisions.

Nick Rinker, CFA

Portfolio Manager & Research Analyst

Mr. Rinker is a Portfolio Manager of the Short Duration Strategy and a Research Analyst. Mr. Rinker is an Assistant Portfolio Manager of the VELA Income Opportunities Strategy. Prior to joining VELA, he served as Director of Investments at G2 Capital Management, an investment advisory and wealth management firm. Mr. Rinker has industry experience since 2006, including roles at Stadion Capital, Red Capital Group, American Capital Strategies and Deloitte & Touche LLP.

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Mr. Rinker holds the Chartered Financial Analyst (CFA) designation. He received a B.S.B.A. in Accounting (Finance concentration) with a minor in Mathematics from the University of Richmond.

The SAI provides more information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and their ownership of shares of the fund.

The Administrator, Transfer Agent and Fund Accounting Agent

Ultimus Fund Solutions, LLC (“Ultimus” or the “Transfer Agent”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the fund’s administrator, transfer agent and fund accounting agent. Services provided by Ultimus include (i) obtaining valuations, calculating NAVs and performing other accounting, tax and financial services, (ii) recordkeeping, (iii) regulatory reporting services,
(iv) processing shareholder account transactions and disbursing dividends and other distributions, and (v) administering custodial and other third party service provider contracts on behalf of the fund.

The Distributor

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the fund’s principal underwriter and serves as the exclusive agent for the distribution of the fund’s shares. The Distributor may sell the fund’s shares to or through qualified securities dealers or other approved entities.

The SAI has more detailed information about the Adviser and other service providers to the fund.

YOUR ACCOUNT

PRICING YOUR SHARES

When you buy and sell shares of the fund, the price of the shares is based on the fund’s net asset value per share (NAV) next determined after the order is received. The NAV is calculated at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business (“open business day”). Should the NYSE experience an unexpected market closure or restriction on trading during or on what is expected to be an open business day, the fund will make a determination whether to calculate the NAV at the times as described above (and value the securities as described below in this Prospectus and in the Statement of Additional Information) or to suspend the determination of the NAV based on available information at the time of or during the unexpected closure or restriction on trading. Purchase requests received by the fund or an authorized agent of the fund after the NYSE closes, or on a day on which the NYSE is not open for trading, will be effective on the next open business day thereafter on which the NYSE is open for trading, and the offering price will be based on the fund’s NAV at the close of trading on that day. A separate NAV is calculated for each share class of the fund. The NAV for a class is calculated by dividing the value of the fund’s total assets (including interest and dividends accrued but not yet received), allocable to that class, minus liabilities (including accrued expenses) allocable to that class, by the total number of that class’ shares outstanding. The market value of the fund’s investments is decided primarily on the basis of readily available market quotations.

If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the fund’s NAV is calculated, that security may be valued, by the Adviser as the Valuation Designee appointed by the Board, at its fair value in accordance with policies and procedures adopted by the fund’s Board of Trustees. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. To the extent that the fund invests in securities that are primarily listed on non-U.S. exchanges or other markets that trade on weekends or other days when the fund is closed, the value of the fund’s shares may change on days when you will not be able to purchase or redeem your shares. In addition, securities trading on non-U.S. markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the non-U.S. market, but prior to the close of the U.S. market. Fair valuation of the fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund’s NAV by short term traders. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

If you purchase shares of any of the fund through a Processing Organization, as discussed below, it is the responsibility of the authorized agent to transmit properly completed purchase orders so that they will be received timely by the Trust. Any change in price due to the failure of the Trust to receive an order timely must be settled between the investor and the authorized agent placing the order.

HOW TO PURCHASE SHARES

Shares of the fund have not been registered for sale outside of the United States and the fund is generally only available to residents in the United States with a valid tax identification number. This Prospectus in not intended for distribution to prospective investors outside of the United States. The fund generally does not market or sell shares to investors domiciled outside of the United States, even if the investors are citizens or lawful permanent residents of the United States. All share classes may not be available for purchase in all states.

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The following table summarizes different features and eligibility requirements of each Class of the fund.

Choosing a Share Class

Eligibility	Class A	Class I
May be purchased by the general public	✓

May be purchased by institutional investors, such as corporations, pension, profit sharing, or defined contribution plans, non-profit organizations, charitable trusts, foundations, and endowments	✓	✓

May be purchased by individual investors, through financial intermediaries that have entered into agreements with VELA Funds or its agents	✓	✓

May be purchased by Trustees, Directors, and employees of VELA Funds and their immediate family members	✓	✓

Initial Investment Minimum	$1,000	$2,500
May be waived for corporate sponsored, participant directed group retirement accounts	✓	✓

May be waived for investors who purchased shares through financial intermediaries that have entered into agreements with VELA Funds or its agents	✓	✓

May be waived in other circumstances in the fund’s discretion, including for existing clients of the Adviser	✓	✓

Additional Compensation to Financial Intermediaries Permitted	✓	✓

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Financial Intermediaries

Financial intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the fund, and certain financial intermediaries may charge their customers transaction or other fees. Certain share classes may not be available through all financial intermediaries. The fund or Adviser may pay service and/or distribution fees to these entities for services they provide to Class A and Class I shareholders.

Class A shares are available to the general public. Class A shares may also be purchased through financial intermediaries that have entered into agreements with VELA Funds or its agents. Financial intermediaries may include financial advisors, investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrations or any other organization authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers.

Class A shares are only available for purchase into accounts that have a broker of record. If an investor buys Class A shares directly from the fund without a broker of record listed on the account, the fund will treat this request as a purchase of Class A shares at NAV if the investor qualifies for a sales charge waiver. See “Sales Charge Waivers” below.

Class I shares are available for purchase by institutional investors such as corporations, pension and profit sharing or defined contribution plans, non-profit organizations, charitable trusts, foundations, and endowments. Class I shares may also be purchased through financial intermediaries that have entered into agreements with VELA Funds or its agents. Financial intermediaries may include financial advisors, investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrations or any other organization authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers.

Class I shares may also be purchased by officers, trustees, directors and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code of 1986, as amended (the “Code”)), of VELA Funds and its subsidiaries and affiliates.

Minimum Initial Investment amount for Class A and Class I shares is $1,000 and $2,500, respectively.

●	The fund may waive the investment minimums for corporate participant directed retirement accounts (such as 401(k) accounts).

●	The fund may waive the initial investment minimums for Class A and I shares purchased through financial intermediaries that have entered into a written agreement with the fund or its Agents.

●	The fund may waive the investment minimums in other circumstances in their discretion, including for existing clients of the Adviser.

All investments and exchanges are subject to approval by the fund and the fund reserves the right to reject any purchase or exchange of shares at any time. The fund request advance notification of investments in excess of 5% of the current net assets of the fund. All classes of the fund may not be available in every state.

Minimum Subsequent Investment amount for Class A and Class I shares is $0.

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the fund may restrict further investment until your identity is verified. If we are unable to verify your identity, the fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

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Fund Supermarkets and Clearing Organizations

You may purchase shares of the fund through a fund supermarket or clearing organization, which is a broker-dealer, bank or other financial institution that purchases shares for its customers (“Processing Organization”). The fund has authorized certain Processing Organizations to receive purchase and sale orders on their behalf. Before investing in the fund through a Processing Organization, you should read carefully any materials provided by the Processing Organization together with this Prospectus.

When shares are purchased this way, there may be various differences. The Processing Organization may:

●	Charge a fee for its services.

●	Act as the shareholder of record of the shares.

●	Set different minimum initial and additional investment requirements.

●	Impose other charges and restrictions.

●	Designate intermediaries to accept purchase and sale orders on the fund’s behalf.

●	Impose an earlier cut-off time for purchase and redemption requests.

The Trust considers a purchase or sale order as received when an authorized Processing Organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the respective fund’s net asset value next computed after such order is received in proper form. It is the responsibility of the authorized agent to transmit properly completed purchase orders so that they will be received timely by the Trust.

Shares held through a Processing Organization may be transferred into your name following procedures established by your Processing Organization and the Trust. Certain Processing Organizations may receive compensation from the Trust, the Adviser, or their affiliates.

Fund Direct Purchase

You may also make a direct initial investment by following these steps:

●	Complete and sign an investment application form which you can request by calling the fund at 1-833-399-1001 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the fund is open for business. On days when the NYSE closes early, the call center hours will be reduced accordingly.

●	Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the fund in which you are investing. We do not accept post-dated checks, third party checks, travelers’ checks, cash, money orders, cashier checks, credit card convenience checks or “starter” checks.

●	Mail the application and check to:

Regular Mail:	Overnight Mail:
(Fund Name)	(Fund Name)
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 N 203rd St, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022

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To purchase shares of the fund by wire, call the fund at 1-833-399-1001 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the fund is open for business for instructions. On days when the NYSE closes early, the call center hours will be reduced accordingly. The fund will accept wire orders only on a day on which the fund, the custodian and the Transfer Agent are open for business. A wire purchase will be considered made when the wired money is received, and the purchase is accepted by the fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the fund may charge a fee in the future.

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the fund(s) requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The fund may alter, modify or terminate this purchase option at any time. Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

AIP Program

When making your initial investment in the fund, you may choose to participate in the fund’s automatic investment program (AIP) by completing the AIP section of the application form discussed above. Purchase amounts ($100 minimum) are automatically debited each month from your bank account through ACH (automated clearing house) and are subject to the payment of any applicable sales charge.

Sales Charges

Shares of the fund are purchased at the public offering price (their NAV plus any applicable sales charge).

The Distributor compensates Financial Intermediaries (such as broker-dealers), including processing organizations, who sell shares of the fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor and from its or their own resources. The following tables show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to the Distributor and a Financial Intermediary.

Class A Shares

The public offering price for Class A shares is the next determined NAV plus a sales charge unless you qualify for a waiver of the sales charge. The tables below show the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment for the fund indicated.

Amount of Purchase Payment	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Financial Intermediary Compensation as a % of Offering Price
Less than $100,000	5.0%	5.26%	4.50%
$100,000 but less than $250,000	4.0%	4.17%	3.75%
$250,000 but less than $500,000	3.0%	3.09%	2.75%
$500,000 but less than $750,000	2.0%	2.04%	1.75%
$750,000 but less than $1,000,000	1.0%	1.01%	0.75%
$1,000,000	None	None	None

The fund permits you to reduce the initial sales charge you pay on Class A shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of the fund (as described below), even if such funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of the fund to be held in accounts owned by your spouse or children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the fund that you would like to have one or more funds linked together for purposes of reducing the initial sales charge.

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Right of Accumulation. You may qualify for a reduction in the initial sales charge for future purchases of Class A shares based on the current market value of your Class A holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A shares, you may aggregate your investment with the current market value of any Class A shares of the fund held in:

1.	Your account(s);

2.	Your spouse’s account(s);

3.	Joint accounts with qualified spouse;

4.	Account(s) of children under the age of 21 who share your residential address;

5.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

6.	Solely controlled business accounts; and

7.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any reduction in the initial sales charge, you must, before purchasing Class A shares, inform your Financial Intermediary if you have any of the above types of accounts that can be aggregated with your current investment in Class A shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the fund may verify (1) the number of shares of the fund held in your account(s) with the fund, (2) the number of shares of the fund held in your account(s) with a Financial Intermediary, and (3) the number of shares of the fund held in an account with a Financial Intermediary owned by your spouse or by children under the age of 21 who share your residential address.

Letter of Intent. You may purchase Class A shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. The fund will combine the value of your current purchases with the current value of any Class A shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse, or (iv) your minor children’s trust or custodial accounts.

In calculating the total amount of purchases, you may include in your letter purchases made up to 90 days before the date of the Letter. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also consider the value of Class A shares purchased previously that were sold subject to a sales charge. In other words, a Letter of Intent allows you to purchase Class A shares of the fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The fund will also consider the value of Class A shares sold at NAV. Class A shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of Class A shares based on shares you intend to purchase over the 13-month period, you must send the fund a Letter of Intent. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of shares stated in the Letter. The Letter does, however, authorize the fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of Class A shares at the end of the 13-month period, the Transfer Agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced sales charge rate (based on the amount you intended to purchase) and the sales charge rate that would normally apply (based on the actual amount you purchased).

Additional information regarding the reduction of Class A sales charges is available in the fund’s Statement of Additional Information, which is available on the fund’s website at www.velafunds.com or by calling the number below. To take advantage of the Right of Accumulation and/or a Letter of Intent, contact your Financial Intermediary. To determine if you are eligible for these programs, call 1-833-399-1001 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the fund is open for business. On days when the NYSE closes early, the call center hours will be reduced accordingly. These programs may be terminated or amended at any time.

Class I Shares

Class I shares may be available at brokerage firms that have agreements with the Distributor. Shareholders may be required to pay a commission and/or other form of compensation to the broker. Shares of the fund are available in other share classes that have different fees and expenses.

Distribution Plan

The fund has adopted a plan under Rule 12b-1 that allows certain classes of its shares to pay distribution fees. Up to 0.25% of each class’s 12b-1 fee can be used as a shareholder servicing fee. Class A shares pay annual 12b-1 expenses of 0.25%. Because these fees are paid out of the fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Other Payments by the fund

The fund may enter into agreements with financial intermediaries pursuant to which the fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are based on either (1) a percentage of the average daily net assets of fund shareholders serviced by a financial intermediary, or (2) the number of fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution fees the fund may pay to financial intermediaries pursuant to the fund’s distribution plan, if any.

Additional Compensation to Financial Intermediaries

The Adviser may make payments to financial intermediaries that can be categorized as “service-related” or “distribution-related.”

Payments made by the Adviser to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, record keeping and other shareholder services are categorized as “service-related.” Payments made pursuant to such agreements generally are based on either (a) a percentage of the average daily net assets of clients serviced by such financial intermediaries, or (b) the number of accounts serviced by such financial intermediary.

Payments made by the Adviser from its own resources to financial intermediaries that are in addition to, rather than in lieu of, Rule 12b-1 fees for distribution-related expenses, such as marketing or promotional expenses, are often referred to as “distribution-related.” Distribution- related payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the fund and other VELA Funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, distribution related payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the fund or other VELA Funds to its customers or provide an incentive for a financial intermediary to cooperate with the Distributor’s marketing efforts by providing representatives of the Distributor with preferential access to representatives of the intermediary’s sales force. Distribution-related payments may also be used to reimburse expenses related to educational seminars and “due diligence” or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority (“FINRA”)) designed to increase sales representatives’ awareness about VELA Funds, including travel and lodging expenditures.

Sales Charge Waivers

No sales charge is imposed on Class A shares of the fund if the shares were:

1.	Acquired in exchange for shares of another VELA Fund if a comparable sales charge has been paid for the exchanged shares.

2.	Bought by officers, directors or trustees, and employees and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Code) of:

-	The VELA Funds;

-	The Adviser and its subsidiaries and affiliates;

-	The Distributor and its subsidiaries and affiliates; or

-	Broker-dealers or financial institutions that have entered into dealer agreements with the fund or their Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of fund shares).

3.	Bought by 529 college savings plans or bought by certain corporate sponsored, participant-directed retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those group plans qualified under sections 401(k), 403(b) or 457 of the Code and “rabbi trusts.” These group plans do not include traditional IRAs, Roth IRAs, Coverdell Educations Savings Accounts, SEPs, SARSEPs, Simple IRAs, KEOGHs, individual 401(k) or individual 403(b) plans. Shares cannot be held in a commission-based brokerage account.

4.	Bought by Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services.

5.	Bought by an investment adviser, broker-dealer, or financial planner, provided arrangements are pre-approved.

6.	Bought by investment advisory clients of the Adviser or investors referred by the Adviser or its affiliates.

7.	Bought by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such a fiduciary relationship is reported at the time of the investment to the fund or the fund’s Distributor.

8.	Bought by employer-sponsored health savings accounts.

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9.	Acquired with proceeds from the sale of Class I shares of a VELA Fund or acquired in a transfer of Class I shares of a VELA Fund for Class A shares of the same fund, but only if the purchase is made within 90 days of the distribution. Appropriate documentation may be required. Exercising the reinvestment privilege will not affect the character of any gain or loss realized on the redemption for federal income tax purposes, except that if the redemptions resulted in a loss, the reinvestment may result in the loss being disallowed under the “wash sale” rules.

10.	Bought with proceeds from the sale of Class A shares of a VELA Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required. Exercising the reinvestment privilege will not affect the character of any gain or loss realized on the redemption for federal income tax purposes, except that if the redemptions resulted in a loss, the reinvestment may result in the loss being disallowed under the “wash sale” rules.

11.	Bought in connection with plans of reorganization of a VELA Fund, such as mergers, asset acquisitions and exchange offers to which the fund is a party.

12.	Bought directly from the fund by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-833-399-1001 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the fund is open for business or contact your Financial Intermediary. On days when the NYSE closes early, the call center hours will be reduced accordingly. These waivers may not continue indefinitely and may be discontinued at any time without notice.

The sales charge waivers (and discounts) available through financial intermediaries are set forth in Appendix A to this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts). Please contact your financial intermediary regarding applicable sales charge waivers (and discounts) and for information regarding the financial intermediary’s related policies and procedures.

Other Purchase Information

The fund reserves the right to limit the amount of purchases and to refuse to sell to any person. When purchasing shares of the fund by check, the check must be made out to the applicable fund, or the Trust, as the payee. If your check or wire does not clear, you will be responsible for any loss incurred by the fund and your shareholder account will be charged a $25 fee to defray bank charges. If you are already a shareholder of the fund, we reserve the right to redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred or money owed to the Trust. You may be prohibited or restricted from making future purchases in the fund.

HOW TO REDEEM SHARES

You may redeem all or part of your investment in the fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described below. Redemption requests received by the fund or an authorized agent of the fund before 4:00 p.m. ET (or before if the NYSE closes before 4:00 p.m. ET) will be effective that day. The price you will receive when you redeem your shares will be the NAV (less any applicable sales charges) next determined after the fund receives your properly completed order to sell. You may receive proceeds of your sale in a check, ACH, or federal wire transfer. The fund typically expects that it will take one to three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the fund’s securities at the time of your sale. If you sell shares through your Financial Intermediary, contact your financial adviser for their requirements and procedures. A broker may charge a transaction fee to redeem shares. The $15 fee for wire redemptions will be deducted from your account by redemption of shares. The fund encourages, to the extent possible, advance notification of large redemptions. The fund typically expects that the fund will hold cash or cash equivalents to meet redemption requests. The fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The fund reserves the right to redeem in-kind as described under “Additional Information” below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. Redemptions in-kind may be used regularly in circumstances as described above and may also be used in stressed market conditions.

By Mail. To redeem any part of your account in the fund by mail, send a written request, with the following information, to:

Regular Mail:	Overnight Mail:
(Fund Name)	(Fund Name)
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 N 203rd St, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022

●	the fund name;

●	your account number;

●	the name(s) on your account;

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●	your address;

●	the dollar amount or number of shares you wish to redeem;

●	the signature of all registered account owners, signed in the exact name(s) and any special capacity in which they are registered; and

●	the Federal tax withholding election (for retirement accounts),

●	If the shares to be redeemed have a value of $100,000 or more, your signature(s) must be guaranteed by an original Medallion Signature Guarantee by an eligible guarantor institution,

●	You must request the redemption in writing with your signature guaranteed by a Medallion Signature Guarantee, regardless of the value of the shares being redeemed if: the address on your account has been changed within 15 days of your redemption request; the check is not being mailed to the address on your account; the check is not being made payable to the owner(s) of the account; the redemption proceeds are being transferred to another fund account with a different registration or; the redemption proceeds are being wired to bank instructions currently not on your account.

We accept original signature guarantees from U.S. banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings and loan associations participating in a Medallion program. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THESE PROGRAMS WILL NOT BE ACCEPTED. In certain instances, we may require you to furnish additional legal documents to insure proper authorization.

By Telephone. If you have completed the Optional Telephone Redemption and Exchange section of your investment application, you may sell any part of your account by calling the fund at 1-833-399-1001 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the fund is open for business. On days when the NYSE closes early, the call center hours will be between reduced accordingly. If you own an IRA account and wish to redeem by telephone, you will be asked whether or not the fund should withhold federal income tax.

Neither the fund nor the Transfer Agent will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The fund or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the fund and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions, and/or digitally recording telephone instructions.

We may terminate the telephone sale procedures at any time. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the fund(s) nor its transfer agent will be held liable if you are unable to place your trade due to high call volume. If you are unable to reach us by telephone, you may request a sale by mail.

Systematic Withdrawal Plan. If your individual account, IRA or other qualified plan account has a current account value of at least $2,500, you may participate in the fund’s Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account. Please contact the fund at 1-833-399-1001 for more information about the fund’s Systematic Withdrawal Plan.

Additional Information. Redemptions will be remitted to the record holder at the address of record or to bank accounts of the shareholder that have been previously designated by the shareholder. If you are not certain of the requirements for a sale, please call the fund at 1-833-399-1001 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the fund is open for business. On days when the NYSE closes early, the call center hours will be reduced accordingly. We cannot accept, and will return, requests specifying a certain date or share price. The fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as ten business days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales or postpone payment dates.

Generally, all redemptions will be for cash. However, if during any 90-day period you redeem shares in an amount greater than the lesser of $250,000 or 1% of the fund’s net assets, the fund reserve the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. Marketable securities may include illiquid securities. You may experience a delay in converting illiquid securities to cash. Redemption-in-kind proceeds are limited to securities that are traded on a public securities market or are limited to securities for which quoted bid and asked prices are available. They are distributed to the redeeming shareholder based on a weighted-average pro rata basis of the fund’s holdings. If payment is made in securities, the fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the fund and its remaining shareholders. If you receive securities when redeeming your account, the securities will be subject to market fluctuation and you may incur tax and transaction costs if the securities are sold.

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HOW TO EXCHANGE SHARES

You may exchange any or all of your shares in the fund for shares in another VELA fund or another share class of the same VELA fund, subject to the following conditions:

Class A Shares of the fund may be exchanged for:

●	Class A Shares of another VELA fund without incurring any new sales charge.

●	Another share class of the same fund provided you meet the eligibility and minimum investment requirements of that class.

Class I Shares of the fund may be exchanged for:

●	Class I Shares of another VELA fund

●	Another share class of the same fund provided you meet the eligibility and minimum investment requirements of that class.

You may request the exchange for accounts held directly at the Transfer Agent by telephoning 1-833-399-1001 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the fund is open for business or writing the fund via regular mail at VELA Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154 or overnight mail at VELA Funds, c/o Ultimus Fund Solutions, LLC, 4221 N 203rd St, Suite 100, Elkhorn, NE 68022. On days when the NYSE closes early, the call center hours will be reduced accordingly. You may request the exchange for accounts held through a financial intermediary by contacting the financial intermediary directly. Exchanges may be made only if the exchanging fund is registered in your state of residence. The exchange privilege does not constitute an offering or recommendation of the fund. Due to operational limitations at your financial intermediary, your ability to exchange your shares to another share class may be limited. It is your responsibility to obtain and read a Prospectus of the exchanging fund before you make an exchange. Not all share classes may be available for the fund. The exchange privilege may only be exercised in those states where the class of shares being acquired legally may be sold.

●	If you exchange shares into or out of the fund, the exchange is made at the net asset value per share of the fund next determined after the exchange request is received.

In times of extreme economic or market conditions, exchanging fund shares by telephone may be difficult. To receive a specific day’s price, your letter or call must be received before that day’s close of the New York Stock Exchange. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for federal income tax purposes.

Exchanges will be accepted only if the registration of the two accounts is identical or the exchange instructions have a Medallion Signature Guarantee. The fund and the Transfer Agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. They will use reasonable procedures to confirm that telephone instructions are genuine. The exchange feature may be modified or discontinued at any time upon notice to you in accordance with federal securities laws. Although initially there will be no limit on the number of times you may exercise the exchange privilege, the Fund reserves the right to impose such a limitation.

HOW TO REQUEST CERTAIN NON-FINANCIAL TRANSACTIONS

The fund will accept the STAMP’s Signature Validation Program (SVP) stamp for certain non-financial transactions. The SVP was introduced in response to requests from financial services institutions that rely upon the effectiveness of a signature guarantee when processing non-financial transactions for which the surety bond attached to a Medallion Signature Guarantee (MSG) would not apply. The SVP stamp carries its own separate surety bond that would apply to such non-financial transactions. The SVP stamp may be obtained from eligible members, including banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

This program enables the fund to accept documents stamped with an SVP stamp in lieu of the MSG for non-financial transactions. The non-financial transactions for which the fund can accept an SVP are: (1) change name; (2) add or change banking instructions; (3) add or change beneficiaries; (4) add or change authorized account traders; (5) add a Power of Attorney; (6) add or change Trustee; and (7) change UTMA/UGMA custodian.

In the event that your bank or financial institution does not participate in the SVP Stamp program, you should request that the guarantor use their Medallion Guarantee Stamp.

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MARKET TIMING AND FREQUENT TRADING POLICY

The fund is not designed to serve as a vehicle for frequent trading. The fund does not authorize, and use reasonable methods to discourage, short-term or excessive trading, often referred to as “market timing.” Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing or excessive trading may result in dilution of the value of fund shares held by long-term shareholders, disrupt portfolio management, and increase fund expenses for all shareholders. The fund will take reasonable steps to discourage excessive short-term trading and the fund’s Board of Trustees has adopted the following policies and procedures with respect to market timing. The fund will monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If the fund has reason to believe that a shareholder has engaged in excessive short-term trading, the fund may ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts. In addition to rejecting purchase orders in connection with suspected market timing activities, the fund can reject a purchase order for any reason. While the fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the fund believe they are acting in a manner that is in the best interests of shareholders.

Market timers may disrupt portfolio management and harm fund performance. To the extent that the fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the fund uses a variety of methods to detect and deter market timing, due to the complexity involved in identifying excessive trading there is no assurance that the fund’s efforts will identify and eliminate all trades or trading practices that may be considered abusive. In accordance with Rule 22c-2 under the Investment Company Act of 1940, the Trust has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) adopt and enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Trust; (2) furnish the Trust, upon its request, with information regarding customer trading activities in shares of the Trust; and (3) enforce its market-timing policy with respect to customers identified by the Trust as having engaged in market timing. When information regarding transactions in the Trust’s shares is requested by the Trust and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Trust has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Trust, to restrict or prohibit the indirect intermediary from purchasing shares of the Trust on behalf of other persons.

The fund apply these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. The fund has no arrangements to permit any investor to trade frequently in shares of the fund, nor will it enter into any such arrangements in the future.

DISTRIBUTION AND FEDERAL INCOME TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution vary and there is no guarantee the Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

This discussion addresses the U.S. federal income tax consequences only for U.S. persons (except where otherwise specifically noted) and does not address any foreign, state, or local tax consequences. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents;

(ii)	U.S. corporations;

(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

(iv)	a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury Regulation to be treated as a U.S. person.

This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt entities, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax or the U.S. federal corporate alternative minimum tax and (ix) insurance companies. If a pass-through entity (including for this purpose any entity treated as a partnership or S corporation for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of owner of the entity will generally depend upon the status of the owner and the activities of the entity. For further information regarding the U.S. federal income tax consequences of an investment in the Fund for U.S. persons, investors should see the SAI under “FEDERAL INCOME TAXES.” All investors should consult with their tax advisers regarding U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Fund.

The Fund intends to meet all requirements under Subchapter M of Code necessary to qualify for treatment as a regulated investment company and thus do not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Fund also intends to meet certain distribution requirements such that the Fund is not subject to U.S. federal income tax in general. If the Fund does not meet the distribution requirements, the Fund may be subject to significant excise taxes. This discussion assumes that the Fund will qualify as a regulated investment company and will satisfy such distribution requirements. There can be no guarantee that these assumptions will be correct.

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Income and Capital Gain Distributions. The Fund expects to declare and distribute its net investment income, if any, to shareholders monthly. Capital gains, if any, may be distributed at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the Fund unless you request cash distributions on your application or through a written request. If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Taxation of Fund Distributions.

For U.S. federal income tax purposes, shareholders of regulated investment companies are generally subject to taxation based on the underlying character of the income and gain recognized by the regulated investment companies and distributed to the shareholders.

Distributions of net capital gains that are properly designated by the Fund as capital gain dividends (“capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. The Fund does not expect a significant portion of its distributions to derive from “qualified dividend income,” which is taxed to non-corporate shareholders at favorable rates so long as certain requirements are met. Corporate shareholders may be able to take a dividends-received deduction for a portion of the dividends they receive from the Fund to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends subject, in each case, to certain holding period requirements and debt-financing limitations.

The Fund may also realize long-term capital gains when it sells or redeems a security that it has owned for more than one year and when it receives capital gain distributions from ETFs in which that Fund owns investments. The Fund may realize short-term capital gains from the sale of investments that the Fund owned for one year or less. The Fund may realize ordinary income from distributions from ETFs, from foreign currency gains, from interest on indebtedness owned by the Fund and from other sources.

Some of the fund’s investments, such as certain option transactions, regulated futures transactions, and foreign currency contracts, may be “Section 1256 contracts.” Section 1256 contracts owned by the Fund generally will be treated for income tax purposes as if sold for their fair market values (i.e., “marked to market”) on an annual basis, and resulting gains or losses generally are treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses;

The maximum long-term capital gain rate applicable to individuals and other noncorporate shareholders is currently 20%, which is in addition to the 3.8% surtax on net investment income described below.

Distributions of earnings are taxable whether a shareholder receives them in cash or reinvests them in additional shares. If a dividend or distribution is made shortly after a shareholder purchases shares of the Fund, while in effect a return of capital to you, the dividend or distribution is still taxable. An investor can avoid this result by investing soon after the Fund has paid a dividend.

Sale or Redemption of Fund Shares

If a shareholder’s sells or redeems Fund shares, the shareholder will generally result in taxable gain (if positive) or loss (if negative) in an amount equal to (i) the amount realized, reduced by (ii) the shareholder’s adjusted tax basis in the Fund shares sold or redeemed. A shareholder who receives securities in redemption of shares of the Fund will generally recognize a gain or loss equal to the difference between (i) the aggregate fair market value of the securities received plus the amount of any cash received (net of any applicable fees), and (ii) the shareholder’s adjusted basis in the shares redeemed. An exchange from one VELA fund for another is taxable as if it were a sale.

Any capital gain or loss realized upon the sale or redemption of shares of the Fund is generally treated as long term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less. In certain situations, a loss on the sale or redemption of shares held for six months or less will be a long-term loss. The deductibility of capital losses is subject to significant limitations.

All or a portion of any loss realized upon a taxable disposition of the Fund’s shares will be disallowed under “wash sale” rules if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. When that occurs, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Taxation of Certain Investments

The Fund may acquire debt obligations that have “original issue discount,” which is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. For U.S. federal income tax purposes, any original issue discount inherent in such investments will be included in the Fund’s ordinary income when and as it accrues as required by applicable law. Even though payment of that amount may not be received until a later time, and will be subject to a risk of nonpayment, it will be distributed to shareholders as taxable dividends over the term of the instrument.

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The Fund may also buy debt obligations in the secondary market which are treated as having market discount. Generally, gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount.

The Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may also cause the Fund to recognize taxable income in excess of the cash generated by such obligations. The Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

The Fund’s investments in foreign securities may be subject to foreign withholding and other taxes, which would reduce the Fund’s yield on such securities. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes.

Medicare Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of a taxpayer that is an individual, trust or estate to the extent that the taxpayer recognizes gross income (as adjusted) in excess of a certain amount for a year. Net investment income includes, among other types of income, ordinary income, dividend income and capital gain derived from an investment in the Fund.

Backup Withholding

The Fund is also required in certain circumstances to backup withhold on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to certain information and certifications the Fund or who is otherwise subject to backup withholding. The backup withholding tax rate is 24% for tax years beginning before 2026.

Cost Basis Reporting

The Fund (or its administrative agents) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders (other than shareholders who hold their shares through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account) the cost basis and holding period information for Fund shares that are sold that were purchased on or after January 1, 2012. If a Fund shareholder does not make a timely election among the available IRS-accepted cost basis methods, the Fund will use a default cost basis method for the shareholder. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situations.

This discussion of “Distributions and Federal Income Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or non-U.S. tax consequences before making an investment in the Fund.

HOUSEHOLDING

To reduce expenses, we mail only one copy of the fund’s Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the fund at 1-833-399-1001 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the fund is open for business or contact your financial institution. On days when the NYSE closes early, the call center hours will be reduced accordingly. We will begin sending you individual copies thirty days after receiving your request.

DERIVATIVE ACTIONS

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, no Shareholder may bring a derivative or similar action or proceeding in the right of the Trust or any Series to recover a judgment in its favor (a “Derivative Action”) unless each of the following conditions is met: (a) each complaining Shareholder was a Shareholder of the Series on behalf of or in the right of which the Derivative Action is proposed to be brought and a Class of the Series affected by the action or failure to act complained of, to the extent that fewer than all Classes were affected, at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a person who was a Shareholder at that time; (b) each complaining Shareholder was a Shareholder of the affected Series or Class at the time the written demand, as described in clause (c) of this disclosure, was made; (c) prior to the commencement of such Derivative Action, the complaining Shareholders have made a written demand on the Trustees requesting that the Trustees cause the Trust to file the action itself on behalf of the affected Series or Class, which demand shall be executed by or on behalf of no less than three complaining Shareholders who together hold not less than ten percent (10%) of the outstanding Shares of the affected Series or Class, none of which shall be related to (by blood or by marriage) or otherwise affiliated with any other complaining Shareholder (other than as Shareholders of the Trust) and shall include at least (i) a copy of the proposed derivative complaint, setting forth a detailed description of the action or failure to act complained of, the facts upon which each such allegation is made and the reasonably estimated damages or other relief sought; (ii) a statement to the effect that the complaining Shareholders believe in good faith that they will fairly and adequately represent the interests of similarly situated Shareholders in enforcing the rights of the affected Series or Class and an explanation of why the complaining Shareholders believe that to be the case; (iii) a certification that the requirements of clauses (a) and (b) listed above in this disclosure have been met, as well as information and documentation reasonably designed to allow the Trustees to verify that certification; (iv) a certification of the number of Shares of the affected Series or Class owned beneficially or of record by each complaining Shareholder at the time set forth in clauses (a), (b) and (c) of this disclosure and an undertaking that each complaining Shareholder will be a Shareholder of the affected Series or Class as of the commencement of and throughout the derivative action and will notify the Trust in writing of any sale, transfer or other disposition by any of the complaining Shareholders of any such Shares within three business days thereof; and (v) an acknowledgment that the Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining Shareholder in any circumstances only if required by law, any attorneys’ fees so incurred by a complaining Shareholder that the Trust is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates, and a Shareholder of a particular Series of the Trust shall not be entitled in such capacity to commence a derivative action on behalf of any other Series of the Trust.

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If the demand has been properly made under clauses (a), (b), and (c) of this disclosure, and a majority of the independent Trustees have considered the merits of the claim and have determined that maintaining a suit would not be in the best interests of the Trust, the demand shall be rejected and the complaining Shareholders shall not be permitted to maintain a derivative action unless they first sustain the burden of proof to the court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust. If upon such consideration a majority of the independent Trustees determine that such a suit should be maintained, then the appropriate officers of the Trust shall either cause the Trust to commence that suit and such suit shall proceed directly rather than derivatively, or permit the complaining Shareholders to proceed derivatively, provided however that any counsel representing the interests of the Trust shall be approved by the Trustees. The Trustees, or the appropriate officers of the Trust, shall inform the complaining Shareholders of any decision reached by sending written notice to each complaining Shareholder, or the Shareholder’s counsel, if represented by counsel, within five business days of such decision having been reached. A complaining Shareholder whose demand is rejected shall be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the Trust’s consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose. A Shareholder who commences or maintains a derivative action in violation of the foregoing shall reimburse the Trust for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with the requirements listed above. If a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action shall be borne by the Shareholders who commenced the action. The foregoing provisions will not apply to claims brought under the Federal securities laws.

FINANCIAL HIGHLIGHTS

As of the date of this prospectus, no financial highlights are available for the fund because the fund has not yet commenced investment operations.

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CUSTOMER PRIVACY NOTICE

FACTS	WHAT DO THE VELA FUNDS (the “Funds”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■	Social Security number
	■	Assets
	■	Retirement Assets
	■	Transaction History
	■	Checking Account Information
	■	Purchase History
	■	Account Balances
	■	Account Transactions
	■	Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the fund choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-833-399-1001

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Who we are
Who is providing this notice?	VELA Funds Ultimus Fund Solutions, LLC (Administrator) Ultimus Fund Distributors, LLC (Distributor)
What we do
How do the fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the fund collect my personal information?	We collect your personal information, for example, when you
	■	Open an account
	■	Provide account information
	■	Give us your contact information
	■	Make deposits or withdrawals from your account
	■	Make a wire transfer
	■	Tell us where to send the money
	■	Tell us who receives the money
	■	Show your government-issued ID
	■	Show your driver’s license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	■	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
	■	Affiliates from using your information to market to you
	■	Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	■	VELA Investment Management, LLC, the investment adviser to the fund, could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
	■	The fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
	■	The fund does not jointly market.

26

APPENDIX A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Portfolio shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Shareholders purchasing fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this prospectus or the Statement of Additional Information.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Morgan Stanley employee and employee-related accounts according to MSSB’s account linking rules

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

●	Shares purchased through a Morgan Stanley self-directed brokerage account

●	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

A-1

Investment Adviser

VELA Investment Management, LLC

220 Market Street, Suite 208

New Albany, Ohio 43054

Custodian

Fifth Third Bank, N.A.

Fifth Third Center

38 Fountain Square Plaza

Cincinnati, Ohio 45263

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, Ohio 44115

Legal Counsel

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, CO 80202

Distributor

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

For Additional Information, call

VELA Funds

Toll Free 1-833-399-1001

To Learn More

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on fund policies and operations. Additional information about the fund’s investments will be available in the fund’s annual and semi-annual reports to shareholders. The fund’s annual report will contain management’s discussion of market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Call the fund at 1-833-399-1001 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the fund is open for business to request free copies of the SAI and the fund’s annual and semi-annual reports, to request other information about the fund and to make shareholder inquiries. On days when the NYSE closes early, the call center hours will be reduced accordingly.

The fund’s SAI, annual and semi-annual reports to shareholders are also available, free of charge, on the fund’s Internet site at www.velafunds.com.

You may obtain reports and other information about the fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the fund’s SAI in connection with the offering of fund shares. Do not rely on any such information or representations as having been authorized by the fund or the Adviser. This Prospectus does not constitute an offering by the fund in any jurisdiction where such an offering is not lawful.

The Trust enters into contractual arrangements with various parties, including among others, the fund’s investment adviser, distributor, custodian, and transfer agent who provide services to the fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust. This Prospectus provides information concerning the fund that you should consider in determining whether to purchase fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust, the Trustees, or the fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Investment Company Act #811-23585

Statement of Additional Information

December 12, 2023

VELA Short Duration Fund

(The Fund or Series of VELA Funds)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated December 12, 2023, as may be amended or supplemented from time to time. A free copy of the Prospectus or the Annual Report can be obtained by writing the Transfer Agent at c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154 or by calling 1-833-399-1001. You may also obtain a copy of the Prospectus or the Annual Report by visiting www.velafunds.com.

	Class A	Class I
VELA Short Duration Fund	VASDX	VESDX

TABLE OF CONTENTS

TRUST HISTORY AND DESCRIPTION OF THE TRUST	1
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	1
INVESTMENT LIMITATIONS	6
Portfolio Holdings Disclosure	7
MANAGEMENT OF THE TRUST	9
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	14
INVESTMENT ADVISORY AND OTHER SERVICES	14
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	16
DISTRIBUTION PLAN	17
DETERMINATION OF SHARE PRICE	19
Taxation of the Fund	20
CUSTODIAN	26
ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT	26
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27
DISTRIBUTOR	27
FINANCIAL STATEMENTS	27
APPENDIX A - RATINGS OF DEBT INSTRUMENTS	A-1
APPENDIX B - VELA FUNDS PROXY VOTING POLICY	B-1

TRUST HISTORY AND DESCRIPTION OF THE TRUST

VELA Funds (the “Trust”) currently offers five series of shares: VELA Small Cap Fund, VELA Large Cap Plus Fund, VELA Income Opportunities Fund, VELA International Fund, and VELA Short Duration Fund. This SAI relates to the VELA Short Duration Fund. The Trust is an open-end investment company of the management type registered under the Investment Company Act of 1940, as amended (“1940 Act”), and was established under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated May 25, 2020 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value (the “Shares”). The Fund is diversified, as defined in the 1940 Act. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the fund.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interest in the assets belonging to the Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to the Fund are borne by the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees (the “Board”) determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund’s shareholders.

The differing sales charges and other expenses applicable to the different classes of the Fund’s shares may affect the performance of those classes. Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another. The Board of the Trust does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

Investment Practices

The following discusses the types of investments that can be held by the Fund. In each case, the related types of risk are also listed. Below the list is an explanation of each type of risk.

Instrument	Section
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	Borrowings
Risk Type: Credit, Fixed Income, Market

Corporate Debt Securities: May include bonds and other debt securities of U.S. and non-U.S. issuers, including obligations of industrial, utility, banking and other corporate issuers.

Risk Type: Credit, Currency, Fixed Income, LIBOR, Liquidity, Market, Political, Prepayment, Valuation

Fixed Income Securities – Corporate Debt Securities

Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments such as iShares, SPDRs and

NASDAQ 100s.

Risk Type: Investment Company, Market

Investment Company Securities

High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by the fund’s adviser to be of comparable quality. High yield, high risk securities (also known as junk bonds) are considered to be speculative.

Risk Type: Credit, Fixed Income, High Yield Securities, Liquidity, Market, Political, Valuation

Fixed Income Securities
Investment Company Securities: Shares of other investment companies. The Adviser (defined below) may waive certain fees to the extent required by law. Risk Type: Investment Company, Market	Investment Company Securities
Temporary Strategies: To respond to unusual circumstances, the Fund may invest in cash and cash equivalents for temporary defensive purposes. Risk Type: Credit, Fixed Income, Liquidity, Market	Temporary Strategies

U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book Entry Safekeeping (“CUBES”).

Risk Type: Fixed Income, LIBOR, Market

U.S. Government Obligations

Explanation of Risk Types

●	Credit risk: The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

●	Currency risk: The risk that if a Fund invests in securities that trade in, and receive revenues in, non-U.S. currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar.

●	Fixed income risk: The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

●	High yield securities risk: High yield, high risk securities (also known as junk bonds) are subject to greater risk of loss, greater sensitivity to economic changes, potential valuation difficulties and a potential lack of a secondary or public market for securities.

●	Interest rate risk: The risk that the value of fixed income securities will generally decrease when interest rates rise which will cause the Fund’s value to likewise decrease.

●	Investment company risk: If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

●	LIBOR risk: The risk that the abandonment of or modifications to the London InterBank Offered Rate (“LIBOR”) could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR.

●	Liquidity risk: The risk that the holder may not be able to sell the security at the time or price it desires.

●	Management risk: The risk that a strategy used by the Fund’s management may fail to produce the intended result.

●	Market risk: The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systemic risk is common to all investments and the mutual funds that purchase them.

●	Political risk: The risk that governmental policies or other political actions will negatively impact the value of the investment.

●	Prepayment risk: The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

●	Securitized Product Risk: Securitized products, including but not limited to asset-backed, mortgage-related, and mortgage-backed securities are submitted to various risks including prepayment and call risk.

●	Tax risk: The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

●	Valuation risk: The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

Borrowings

The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. If the Fund utilizes borrowings, for investment purposes or otherwise, it may pledge up to 33 ⅓% of its total assets to secure such borrowings. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative or emergency purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Certain types of investments are considered to be borrowings under precedents issued by the Securities and Exchange Commission (“SEC”). Such investments are subject to the limitations as well as asset segregation requirements.

Fixed Income Securities

Corporate Debt Securities. The Fund may invest in debt securities of corporate issuers. In addition to corporate bonds, the Fund may invest in debt securities such as trust preferred securities, convertible securities, preferred convertible securities, preferred stock, equity securities, U.S. Government and Agency securities and mortgage or asset-backed securities. All debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. For example, higher ranking (senior) debt securities have a higher repayment priority than lower ranking (subordinated) debt securities. Fixed income securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value.

Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Please see a “Description of Securities Ratings” in Appendix A.

High Yield/High Risk Securities/Junk Bonds. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Bal or lower by Moody’s) or unrated, but determined by the Adviser to be of comparable quality. Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments.

High yield securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the fund would experience a decrease in income and a decline in the market value of its investments. The fund may also incur additional expenses in seeking recovery from the issuer.

The income and market value of lower rated securities may fluctuate more than higher rated securities. Non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. The lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on the judgment of the Adviser than is the case with higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times.

As a result, the Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s investments in lower rated securities.

Investment Company Securities

The Fund may invest in securities issued by other investment companies. Such securities will be acquired by the Fund to the extent permitted by the 1940 Act and consistent with its investment objective and strategies. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including management fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

The Fund may also invest in various ETFs and closed-end funds, subject to the Fund’s investment objective, policies and strategies.

Closed-end investment companies are a type of investment company the shares of which are not redeemable by the issuing investment company. The value of the shares is set by the transactions on the secondary market and may be higher or lower than the value of the portfolio securities that make up the closed-end investment company. The Fund also will incur brokerage costs when it purchases ETFs and closed-end funds. Furthermore, investments in other funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

Closed-end investment companies may trade infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end investment companies tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. Closed-end funds may trade at a premium or discount which means that the price in the secondary market may be higher or lower than the calculated net asset value.

Closed-end investment companies may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on the Fund’s investment, but at the same time the closed-end fund may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Closed-end investment companies in which the Fund invests may issue auction preferred shares (“APS”). The dividend rate for the APS normally is set through an auction process. In the auction, holders of APS may indicate the dividend rate at which they would be willing to hold or sell their APS or purchase additional APS. The auction also provides liquidity for the sale of APS. The Fund may not be able to sell its APS at an auction if the auction fails. An auction fails if there are more APS offered for sale than there are buyers. A closed-end fund may not be obligated to purchase APS in an auction or otherwise, nor may the closed-end fund be required to redeem APS in the event of a failed auction. As a result, the Fund’s investment in APS may be illiquid. In addition, if the Fund buys APS or elects to retain APS without specifying a dividend rate below which it would not wish to buy or continue to hold those APS, the Fund could receive a lower rate of return on its APS than the market rate.

The price movement of an ETF may not track the underlying index and may result in a loss. Both ETFs and closed-end funds, like stocks, trade on exchanges such as the NYSE. Both are priced continuously and trade throughout the day.

Temporary Strategies

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Fund may not achieve its investment objective. If the Fund acquires securities of money market funds, the shareholders of the Fund will be subject to duplicative management fees and other expenses.

U.S. Government Obligations

U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the U.S., and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS and CUBES. U.S. government obligations are subject to market risk, interest rate risk and credit risk.

The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities.

Other obligations include those issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the “full faith and credit” of the U.S. Securities which are backed by the full faith and credit of the U.S. include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the U.S., the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments.

Securities in which the Fund may invest that are not backed by the full faith and credit of the U.S. include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by Freddie Mac and Fannie Mae, which are supported only by the credit of such securities, but for which the Secretary of the Treasury has discretionary authority to purchase limited amounts of the agency’s obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. Unsustainable debt levels can cause devaluations of currency, prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns, and contribute to market volatility.

In the past, U.S. sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a rating agency’s decision to downgrade the sovereign credit rating of the United States.

Other Risks Operational Risk

An investment in the Fund, like any mutual fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third- party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Information and Cybersecurity Risk

As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational and financial risks associated with cybersecurity, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cybersecurity risks may result in financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers (including, but not limited to, its investment adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which the Fund invests and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity risks in their own businesses, which could result in losses to the Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Fund do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Recent Events

The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out.

A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the novel coronavirus (COVID -19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. A natural disaster/epidemic could have a significant adverse impact on the Fund’s portfolio investments.

INVESTMENT LIMITATIONS

Fundamental

The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices that may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered nonfundamental (“Nonfundamental”).

1.	Borrowing Money. The Fund will not borrow money, except (a) from a bank or from another Fund of the Trust, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2.	Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is (a) consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and this SAI.

3.	Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.	Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

5.	Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6.	Loans. The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

7.	Concentration. The Fund will not invest 25% or more of its respective total assets in any particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.	Diversification. The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above. For purposes of the fundamental limitations set forth above, “total assets” means net assets, plus the amount of any borrowings for investment purposes.

With respect to paragraph 1 above, if asset coverage on borrowing at any time falls below 300% for the Fund, within three days (or such longer period as the SEC may prescribe by rule or regulation), the Fund shall reduce the amount of its borrowings to the extent that asset coverage of such borrowings will be at least 300%.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Nonfundamental

The following limitations have been adopted by the Trust with respect to the Fund and are Nonfundamental (see “Investment Limitations” above).

1.	Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any of its assets except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.	Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.	Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.	Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and this SAI.

5.	Reverse Repurchase Agreements. The Fund will not enter into reverse repurchase agreements.

Portfolio Turnover

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. High turnover may result in the Fund recognizing greater amounts of ordinary income and short-term capital gains, which would increase the amount of taxes payable by shareholders and increase the amount of commissions paid by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period. The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.

The Fund may engage in active trading to achieve their investment goals and, as a result, may have substantial portfolio turnover. Because the Fund had not commenced investment operations, it does not have prior year portfolio turnover to report.

Portfolio Holdings Disclosure

The Fund discloses portfolio holdings as described in the Prospectus. After such information is released to the public as described in the Prospectus, it may be included in marketing materials, advertisements and presentations. In addition to the policies described in the Prospectus, the Fund may release or authorize the release of portfolio holdings that are not publicly available for legitimate business purposes, provided that such disclosure is approved by the President and Treasurer of the Trust.

The Fund currently has ongoing arrangements to disclose portfolio holdings information to third party service providers of the Fund or the Adviser and to rating or reporting agencies, or data or portfolio analysis firms, which include:

Recipient	Frequency of Disclosure	Information Lag	Date of Information	Date provided to Recipient
VELA Investment Management, LLC	Daily	None	Daily	Daily
Ultimus Fund Solutions LLC	Daily	None	Daily	Daily
Fifth Third Bank, N.A.	Daily	None	Daily	Daily
Cohen & Company, Ltd.	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP	As needed	None	As needed	As needed

Disclosure of the Fund’s daily portfolio holdings as an exception to the Fund’s normal business practice may be made, provided that the disclosure is deemed to be in the best interests of shareholders and the party receiving the portfolio holdings signs a confidentiality agreement or the policies of the recipient are determined to be adequate to protect the integrity and confidentiality of the information. In no event shall portfolio holdings information be disclosed for compensation. In order to avoid conflicts of interest between the Fund’s shareholders and the Adviser, any exceptions must be approved in writing by the Fund’s President and Treasurer and any such exceptions granted will be presented to the Board on a quarterly basis for their review.

Policy Exceptions

The following disclosures of Portfolio Holdings are not prohibited by this policy:

■	Disclosures that are required by law;

■	Disclosures necessary for service providers (defined above);

■	Disclosure necessary for rating agencies to assess applicable fund ratings;

■	Disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting, or other transactions in portfolio securities;

■	Disclosures to the applicable fund’s or service providers’ regulatory authorities, accountants, or counsel;

■	Disclosures to the adviser of the fund of compiled data concerning accounts managed by the adviser;

■	Any portfolio holdings that precede a full public disclosure (e.g., portfolio holdings that are dated prior to the most recent quarterly disclosure) are not considered to be sensitive, proprietary information of the Fund, and therefore are not subject to the aforementioned disclosure policies; or

■	Disclosure to certain consultants or analytic companies who calculate aggregate portfolio characteristics, of month-end portfolio holdings information without a delay; provided that the recipient acknowledges that they will keep the list confidential and not share the portfolio holdings with any other party or person before the expiration of the applicable lag.

In addition, separate account clients (“Other Accounts”) of the Adviser have same day access to their portfolio holdings, and their advisors have access to representative portfolio holdings and may grant same day access to these portfolio holdings to their clients, their investors, and/or to one or more affiliated and unaffiliated service providers. In addition, information about non-public portfolio holdings information attributable to Other Accounts managed or advised by the Adviser may be available to one or more affiliated or unaffiliated service providers to those accounts. Some of the Other Accounts have substantially similar, or in some cases nearly identical, portfolio holdings to certain Funds.

These Other Accounts are not subject to the portfolio holdings disclosure policies of the Fund to which it is similar and may disclose their similar or nearly identical portfolio holdings information in different forms and at different times than the Fund.

Portfolio holdings of the Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending September 30 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of each month will be filed on Form N-PORT; and (iii) portfolio holdings as of the end of the six-month period ending March 31 will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSR and Form N-PORT (at quarter-end) will be available on the SEC’s website at www.sec.gov. No later than 60 days after the end of each month, the Fund will make available a complete uncertified schedule of its portfolio holdings as of the last day of that month. In addition to this monthly disclosure, the Fund may also make publicly available its portfolio holdings at other dates as determined from time to time.

Additional Purchase and Redemption Information

All investments and exchanges are subject to approval by the Fund and the Fund reserves the right to reject any purchase or exchange of shares at any time. The Fund requests advance notification of investments in excess of 5% of the current net assets of the Fund. The Fund also encourages, to the extent possible, advance notification of large redemptions.

Generally, all purchases must be made in cash. However, the Fund reserves the right to accept payment in readily marketable securities instead of cash in accordance with procedures approved by the Fund’s Board. If payment is made in securities, the applicable Fund will value the securities in the same manner in which it computes its NAV.

Generally, all redemptions will be for cash. However, if during any 90-day period you redeem shares in an amount greater than the lesser of $250,000 or 1% of the Fund’s net assets, the Fund reserves the right to pay part or all of your redemption proceeds above such threshold in readily marketable securities instead of cash in accordance with procedures approved by the Fund’s Board. Marketable securities may include illiquid securities. You may experience a delay in converting illiquid securities to cash. Redemption-in-kind proceeds are limited to securities that are traded on a public securities market or are limited to securities for which bid and asked prices are available. They are distributed to the redeeming shareholder based on a weighted-average pro-rata basis of the Fund’s holdings. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive securities when redeeming your account, the securities will be subject to market fluctuation and you may incur tax and transaction costs if the securities are sold.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted, (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable, or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

MANAGEMENT OF THE TRUST

The names of the Trustees and officers of the Trust are shown below.

Trustees

Name, Address(1), and Year of Birth	Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Lawrence Funderburke 1970	Trustee	Indefinite Since September 2020	Founder, Director and Chief Executive Officer, LFYO (non-profit organization) (2000 – Present); Founder, President and Certified Financial Planner, Funderburke Institute of Financial Empowerment (2014 – Present).	5	None
Jim Haring 1955	Trustee and Audit Committee Chairman	Indefinite Since September 2020	Independent Consultant, JWH Management (2017 – Present); Chief Operating Officer and Chief Financial Officer, Equity Inc. (2008 –2017).	5	None
Danielle Ross 1984	Trustee	Indefinite Since September 2020	Grace Church School, Board Member (2020 – Present); Packer Collegiate Institute, Instructor (2019 – Present); Senior Associate, Hall Capital Partners (2016 –2019).	5	None

Interested Trustees
Jason Job 1980	Board Chairman, Trustee and President	Indefinite Since September 2020	Chief Financial Officer and Portfolio Manager, VELA Investment Management, LLC (2019 – Present); Head of Private Asset Management, Diamond Hill Capital Management (2007-2019).	5	None
Lisa Wesolek 1963	Trustee and Vice President	Indefinite Since September 2020	President and Chief Operating Officer, VELA Investment Management, LLC (2019 – Present); Chief Operating Officer, Diamond Hill Capital Management (2011 –2018).	5	None

(1)	The address for each Trustee is VELA Funds, 220 Market Street, Suite 208, New Albany, Ohio 43054.

Officers

The following is a list of the principal officers of the Trust, other than Jason Job and Lisa Wesolek, who are listed above.

Name, Address, and Year of Birth	Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Zachary Richmond(1) 1980	Treasurer (Principal Financial Officer)	Indefinite Since September 2020	Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (2019 – Present); Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (2015 – 2019).
N. Lynn Bowley(2) 1958	Chief Compliance Officer	Indefinite Since September 2020	Senior Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (2020 – Present); Manager and Senior Compliance Officer, Northern Lights Compliance Services, LLC (2010 – 2019).
Jared Lahman(2) 1986	Anti-Money Laundering Compliance Officer	Indefinite Since August 2021	Compliance Analyst, Northern Lights Compliance Services, LLC (2019 – Present); Manager of Fund Accounting, Gemini Fund Services, LLC (2016 – 2018).
Jesse Hallee(3) 1976	Secretary	Indefinite Since September 2020	Senior Vice President and Associate General Counsel (2022 – Present); Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (2019 – 2022); Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – 2019).

(1)	The business address of this officer is 2 Easton Oval, Suite 300, Columbus, Ohio 43219.
(2)	The business address of this officer is 4221 North 203rd Street, Elkhorn, Nebraska 68022.
(3)	The business address of this officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Leadership Structure and Board of Trustees

The primary responsibility of the Board is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. A majority of the Trustees on the Board are independent of and not affiliated with the Adviser or its affiliates. The same Trustees serve all five Funds and have delegated day to day operation to various service providers whose activities they oversee.

The Trustees have also engaged legal counsel (who is also legal counsel to the Trust) that is independent of the Adviser or its affiliates to advise them on matters relating to their responsibilities in connection with the Trust. The Trustees meet separately in an executive session on a quarterly basis and meet separately in executive session with the Fund’s Chief Compliance Officer at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure. Because of the relatively small size of the Board and the small number of Independent Trustees, as well as the ease and frequency of communication between the Independent Trustees and Fund management, the Board has determined not to designate a lead independent trustee. The Board has determined that the leadership and committee structure is appropriate for the Trust and allows the Board to effectively and efficiently evaluate issues that impact the Trust as a whole as well as issues that are unique to the Fund. The Board of the Trust met four times during the fiscal year ended September 30, 2023.

Board Oversight of Risk

The Fund is subject to a number of risks, including investment, compliance, operational and financial risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day- to-day risk management with respect to the Fund resides with the Adviser or other service providers, subject to supervision by the Adviser. The Board oversees efforts by management and service providers to manage the risk to which the Fund may be exposed. For example, the Board meets with portfolio managers and receives regular reports regarding investment risk. The Board meets with the Chief Compliance Officer of the Trust and receives regular reports regarding compliance and regulatory risks. In addition, the Board meets with the Chief Compliance Officer of the Trust in Executive Session on a quarterly basis. The Audit Committee meets with the Trust’s Treasurer and receives regular reports regarding fund operations and risks related to the valuation, liquidity, and overall financial reporting of the Fund. From its review of these reports and discussions with management, the Board learns in detail about the material risks to which the Fund is exposed, enabling a dialogue about how management and service providers manage and mitigate those risks.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations. The Trustees believe that their current oversight approach is an appropriate way to manage risks facing the Fund, whether investment, compliance, financial, or otherwise. The Trustees may, at any time in their discretion, change the manner in which they conduct risk oversight of the Fund.

The Board has one standing committee: an Audit Committee. All Independent Trustees are members of the Audit Committee.

The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and to act as a liaison between the Trust’s independent registered public accounting firm and the full Board. Jim Haring serves as the Chairman of the Audit Committee and is designated as the Audit Committee’s financial expert. The Audit Committee met three times during the fiscal year ended September 30, 2023.

The Board of Trustees is responsible for recommending candidates to serve on the Board. The Board will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Jason Job, Chairman of the Board of Trustees, c/o VELA Funds, 220 Market Street, Suite 208, New Albany, Ohio 43054. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Board (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational and professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Trustee Attributes

The Board believes each of the Trustees has demonstrated leadership abilities and possesses experience, qualifications, and skills valuable to the Fund. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them.

Below is additional information concerning each particular Trustee and his/her attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together and the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems or develop solutions.

Lawrence Funderburke. Mr. Funderburke is the Founder, Director and Chief Executive Officer of the Lawrence Funderburke Youth Organization (LFYO), which assists at-risk youth through personal development, financial planning, economic empowerment, career role models and educational field trips. Mr. Funderburke is also the Founder, President and Certified Financial Planner of the Funderburke Institute of Financial Empowerment. Mr. Funderburke has a Master’s in Business Administration from the University of Phoenix and a degree in Business Finance from The Ohio State University. Mr. Funderburke has completed executive education programs in risk management of various investment alternatives at Stanford University and Columbia University, respectively. Mr. Funderburke has completed the educational requirements for The Accelerated Certified Financial Planner Program at The Ohio State University and is a Certified Financial Planner.

Jim Haring. Mr. Haring currently works as a consultant for JWH Management where he assists companies with new business initiatives, helping them convert business strategy narratives into financial models which provide analytics and metrics for decision making and execution. His expertise includes providing strategic planning, capital formation, financial management and reporting, and financial management teaming with operating divisions for real estate companies and other service organizations. Mr. Haring’s current clients include real estate companies, national restaurant chains, and national distribution companies. From March 2008 to May 2017, Mr. Haring was the Chief Operating Officer and Chief Financial Officer of Equity Inc., a full service commercial real estate company. Mr. Haring began his career at Coopers & Lybrand, working primarily with real estate clients. Mr. Haring graduated from The Ohio State University with a B.S. in Business Administration and Accounting and was formerly licensed as a CPA by the State of Ohio.

Danielle Ross, CFA. Ms. Ross has been an Instructor at the Packer Collegiate Institute since September 2019. She also currently serves as a Board Member of Grace Church School. From September 2016 to January 2019, Ms. Ross was a Senior Associate at Hall Capital Partners LLC and a member of the firm’s Portfolio Management practice in New York, where she was responsible for developing investment management strategies and constructing, monitoring, and rebalancing client investment portfolios. Prior to joining Hall Capital Partners LLC in 2016, Ms. Ross was a summer M.B.A. intern in the Private Wealth Management group of Goldman Sachs & Co. From July 2012 to April 2014, Ms. Ross was a research associate at Diamond Hill Capital Management, where she was responsible for researching and recommending technology companies for the firm’s long-only and long-short public equity portfolios. Ms. Ross holds a B.A. in Mathematics from the University of Virginia and an M.B.A. from Columbia Business School.

Jason Job. Mr. Job is one of the Adviser’s founders and serves as Chief Financial Officer and Portfolio Manager. Mr. Job began his investment career at Diamond Hill Capital Management in 2007. In the five years prior to joining the Adviser, Mr. Job was responsible for Diamond Hill’s Private Asset Management business line, which included individual investors and their families, trusts, endowments, foundations, and institutions. Over that period, Mr. Job doubled the size of the business line to over $300 million in client assets. Mr. Job holds the Chartered Financial Analyst (CFA) designation, a JD from The Ohio State University, and a B.A. in Mathematics and Economics from Ohio Wesleyan University.

Lisa Wesolek. Ms. Wesolek is one of the Adviser’s founders and serves as President and Chief Operating Officer. Ms. Wesolek has held leadership positions across operations, client service and business development in the investment industry over her thirty-plus year career. Her experience includes leadership roles at Fifth Third Bank, J.P. Morgan Asset Management, Wells Fargo Capital Management, and Diamond Hill Capital Management. As Senior Vice President at Wells Fargo, she was responsible for institutional sales in the organization’s mutual fund complex. As Chief Operating Officer at Diamond Hill Capital Management, Ms. Wesolek drove the implementation of strategic initiatives while also leading the firm’s operations, product, marketing, and sales capabilities. Ms. Wesolek received an MBA from The Ohio State University and a B.S. in Finance from Franklin University.

Fund Shares Owned by Trustees as of December 31, 2022

Name of Independent Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Shares Owned in All Funds Within the Trust Overseen by Trustee
Lawrence Funderburke	None	None
Jim Haring	None	None
Danielle Ross	None	None

Name of Interested Trustee
Jason Job	None	Over $100,000
Lisa Wesolek	None	Over $100,000

*	As of December 31, 2022, the Fund had not commenced investment operations.

Trustee Compensation

Independent Trustees are compensated on a calendar year basis. Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Fund does not receive compensation from the Fund for his or her service as a Trustee.

Each Independent Trustee receives for his or her services to the Trust, a $30,000 annual retainer. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. The Trust’s officers are not compensated by the Trust.

The table below shows the compensation paid for the fiscal year ended September 30, 2023.

Trustee Compensation Table

For the Fiscal Year Ended September 30, 2023

	Aggregate Compensation from the Trust	Pension or Retirements Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust & Fund Complex Paid to Trustees
NAME OF INDEPENDENT TRUSTEE
Lawrence Funderburke	$ 30,000	None	None	$30,000
Jim Haring	$ 30,000	None	None	$30,000
Danielle Ross	$ 30,000	None	None	$30,000

Codes of Ethics

The Trust and the Adviser have each adopted a Code of Ethics (together, the “Codes”) under Rule 17j-1 of the 1940 Act. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund, with the exception of Adviser personnel as described in “Personal Security Trading by the Portfolio Manager.” You may obtain a copy of the Codes from the Securities and Exchange Commission’s EDGAR website or by calling the Fund at 1-833-399-1001.

Proxy Voting Policies and Procedures

General Policy

The Trust has delegated proxy voting responsibilities with respect to the Fund to the Adviser, subject to the general oversight of the Board. The Adviser has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, consistent with its fiduciary obligations and the Proxy Policy has been approved by the Trustees of the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Fund. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of the Fund and its shareholders considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Any conflict between the interests of the Fund’s shareholders, on one hand, and those of the Adviser or principal underwriter on the other will be reported to the Board and the Board will provide direction to the Adviser on how to vote the proxy.

The Proxy Policy sets forth the Adviser’s voting guidelines. The guidelines contain information about the key objectives in voting proxies, various client and Adviser decision methods, conflicts of interest, general voting principles, and detailed explanations on how the Adviser will typically vote on certain matters that are typically up for shareholder vote. Each vote is ultimately determined on a case-by-case basis, taking into consideration all relevant facts and circumstances at the time of the vote.

How to Obtain More Information

Investors may obtain a copy of the Proxy Policy by writing to the Trust at 220 Market Street, Suite 208, New Albany, Ohio 43054 or by calling the Trust at 1-833-399-1001. Information about how the Fund voted proxies relating to portfolio securities for the 12 month period ended June 30th will be available without charge, upon request, by calling the Trust at 1-833-399-1001 and on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A person owning of record, for the benefit of others, more than 25% of a class of the Fund’s outstanding shares may be deemed to control the class or Fund. A controlling shareholder can control the outcomes of proposals submitted to shareholders for approval.

As of the date of this SAI, no shareholders of record owned 5% or more of the outstanding Shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

VELA Investment Management, LLC, 220 Market Street, Suite 208, New Albany, Ohio 43054 (the “Adviser”) is the Investment Adviser for the Trust.

Pursuant to the Second Amended and Restated Investment Advisory Agreement dated as of October 1, 2022, as amended, (the “Advisory Agreement”) between the Adviser and the Fund, the Adviser, subject to the supervision of the Board and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund’s portfolios, including the purchase, retention and disposition of securities. In connection therewith, the Adviser is obligated to keep certain books and records of the Fund. The services of the Adviser are not exclusive under the terms of the Advisory Agreement and the Adviser is free to, and does, render management services to others.

Pursuant to the Advisory Agreement, as of October 1, 2023, the Adviser charges a management fee and an administrative fee, which is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund, as set forth below:

Management Fee Percentage of Average Daily Net Assets	Administrative Fee Percentage of Average Daily Net Assets
0.30%	0.39%

Out of the administrative fee, the Adviser pays substantially all expenses of the Fund, including all organizational, offering and operating expenses (other than expenses specifically assumed by the Fund) of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by such Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend and dispersing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of such Fund; fees and expenses payable to third parties including but not limited to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, for shareholder servicing, sub-accounting, sub-transfer agency, and related administrative recordkeeping services performed by such entities in connection with their customers who are investors in the Fund; expenses, including clerical expenses, of issue, sale redemption or repurchase of shares of the Fund; fees and expenses of the non-interested trustees; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund’s current shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; and all other operating expenses not specifically assumed by the Fund.

The Fund is required to pay the management fee; brokerage and other expenses of executing Fund transactions; taxes or governmental fees; costs of borrowing (such as interest charges and dividend expenses on securities sold short); litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund will pay all expenses, if any, which may be incurred pursuant to the Fund’s Rule 12b-1 Distribution Plan.

Because the Fund had not commenced investment operations prior to its fiscal year ended September 30, 2023, it does not have any management fees or administrative fees to report.

The Advisory Agreement had an initial term of one year and shall continue from year to year provided such continuance is specifically approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Trust. The Board of Trustees, the shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ written notice. Disclosure of the basis for the Board’s approval of the Advisory Agreement will be available in the Fund’s Annual Report.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Fund may from time to time purchase securities issued by banks that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Portfolio Manager Compensation

The Portfolio Manager, (PM), is a member and owner of the Adviser. As of the date hereof, the PM has have elected to forego competitive capital expenditures in the form of salary and performance-based bonus. As Fund assets and the Adviser’s assets under management increase, the Adviser expects that the PM’s compensation will generally consist of some or all of the following components: (i) a fixed base salary, (ii) a performance-based bonus tied to both pre-tax performance of the managed Fund against the primary benchmark (which may be over 5-year periods as applicable or available) and also tied to Adviser profitability, and/or (iii) benefits that the Adviser believes are competitive with similarly-situated industry participants, including eligibility for healthcare plans and retirement plans.

Portfolio Manager Holdings

Although the portfolio manager is encouraged to own shares of the Fund, as of the date of this SAI, no portfolio manager that retains investment decision-making authority over the Fund’s management beneficially owns shares of the Fund.

Other Portfolio Manager Information

Some Portfolio Managers are also responsible for managing other account portfolios in addition to the Fund. Management of other accounts in addition to the Fund can present certain conflicts of interest, including those associated with different fee structures, various trading practices, and the amount of time a Portfolio Manager may spend on other accounts versus the respective Funds they manage. The Adviser has implemented specific policies and procedures to address any potential conflicts. The Adviser’s Form ADV Part 2A contains a complete description of its policies and procedures to address conflicts of interest. Below are material conflicts of interest that have been identified and mitigated when managing other account portfolios as well as the Fund.

Trade Allocation

The Adviser manages numerous accounts in addition to the Fund. When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transactions with the same broker on a combined or “blocked” basis. Blocked transactions can produce better execution for the Fund because of increased volume of the transaction. However, when another of the Adviser’s clients specifies that trades be executed with a specific broker (“Directed Brokerage Accounts”), a potential conflict of interest exists related to the order in which those trades are executed and allocated. When a trade is partially filled, the number of filled shares is allocated on a pro-rata basis to the appropriate client accounts. Trades are not segmented by investment product.

Personal Security Trading by the Portfolio Manager

The Adviser has adopted a Code of Ethics designed to: (1) demonstrate the Adviser’s duty at all times to place the interest of clients and Fund shareholders first; (2) align the interests of the Portfolio Managers with clients and Fund shareholders, and (3) mitigate inherit conflicts of interest associated with personal securities transactions. The Code of Ethics prohibits all employees of the Adviser from purchasing any individual equity that are eligible to be purchased by the Fund.

Best Execution and Research Services

The Adviser has controls in place for monitoring trade execution in client accounts, including reviewing trades for best execution.

Certain broker-dealers that the Adviser uses to execute client trades could also be clients of the Adviser, and/or could also refer clients to the Adviser creating a conflict of interest. To mitigate this conflict, the Adviser adopted a policy that prohibits it from considering any factor other than best execution when a client trade is placed with a broker-dealer.

Receipt of research from brokers who execute client trades involves conflicts of interest. Since the Adviser uses client brokerage commissions to obtain research, it receives a benefit because it does not have to produce or pay for the research, products, or services itself. Consequently, the Adviser has an incentive to select or recommend a broker based on its desire to receive research, products, or services rather than a desire to obtain the most favorable execution. The Adviser attempts to mitigate these potential conflicts through oversight of the use of commissions by its Best Execution Committee.

Other Accounts Managed by the Portfolio Manager

The following table indicates the number of other accounts managed by the Portfolio Manager of the Fund and the other assets under management for each type of account as of November 30, 2023.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Nick Rinker, CFA	1	$27,955,616	0	$0	0	$0

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to policies established by the Board of the Trust, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. All shareholders bear the costs when executing portfolio transactions in the Fund.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. It is the opinion of the Board and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Advisory Agreement.

While the Fund does not deem it practicable and in their best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers. The Fund has no obligation to deal with any broker or dealer in the execution of its transactions.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.

Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Transactions of advisory clients (including the Fund) may also be blocked with those of the Adviser. The Adviser and its affiliates will be permitted to participate in the blocked transaction alongside its advisory clients or after all orders of advisory clients (including the Fund) are filled.

In certain circumstances, such as a buy-in for failure to deliver, the Adviser is not able to select the broker/dealer who will transact to cover the failure. For example, the Fund can have a failure to deliver in a long transaction and a resulting buy-in by the broker/dealer through whom the securities were sold. If the broker/dealer effects a buy-in, the Adviser will be unable to control the trading techniques, methods, venues or any other aspect of the trade used by the broker/dealer.

The Adviser may not give consideration to sales of shares of the Fund as a factor in selecting brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell Fund shares so long as such placements are made pursuant to policies approved by the Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Because the Fund had not commenced investment operations prior to its fiscal year ended September 30, 2023, it did not pay any brokerage commissions.

DISTRIBUTION PLAN

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act, applicable to its Class A shares, which permits its Fund to pay for certain distribution and promotion activities related to marketing their shares. Pursuant to the Plan, the Fund will pay its principal underwriter a fee for the principal underwriter’s services in connection with the sales and promotion of the Fund, including its expenses in connection therewith, at an annual rate of 0.25% of the average daily net assets of the Class A shares. Payments received by the principal underwriter pursuant to the Plan may be greater or less than distribution expenses incurred by the principal underwriter with respect to Class A shares and are in addition to fees paid by the Fund pursuant to the Advisory Agreement. The principal underwriter may in turn pay others for distribution and shareholder servicing as described below.

Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of Shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of Shares, or that hold Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders, or for rendering shareholder support services, including allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may request; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plans) who engage in or support distribution of Shares; (c) costs of preparing, printing and distributing Fund prospectuses and statements of additional information and reports for recipients other than existing Fund shareholders; (d) costs of formulating and implementing marketing and promotional activities, including sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may deem advisable; and (g) costs of implementing and operating the Plan. The Fund does not participate in any joint distribution activities with other mutual funds outside of the Trust.

The Trustees expect that the Plan will encourage distribution of the Fund’s Class A shares. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective. The Plan has been approved by the Fund’s Board, including a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person.

Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and a Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable class.

Any amendment increasing the maximum percentage payable under a Plan or other material change must be approved by a majority of the outstanding shares of the applicable class, and all other material amendments to a Plan or any related agreement must be approved by a majority of the independent Trustees.

Because the Fund had not commenced investment operations prior to its fiscal year ended September 30, 2023, it did not pay any amounts under the Trust’s distribution plan.

OTHER PAYMENTS BY THE FUND

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution fees the Fund may pay to financial intermediaries pursuant to the Fund’s distribution plan, if any.

Financial Intermediaries

The Fund has authorized certain financial intermediaries to accept purchase and redemption orders on their behalf. The Fund will be deemed to have received a purchase or redemption order when a financial intermediary or its designee accepts the order. These orders will be priced at the NAV next calculated after the order is accepted.

The Adviser does not consider a financial intermediary’s sale of shares of the Fund when selecting brokers or dealers to effect portfolio transactions for the Fund.

Payment of Additional Cash Compensation

On occasion, the Adviser may make payments out of its resources and legitimate profits, which may include profits the Adviser derives from investment advisory fees paid by the Fund, to financial intermediaries as incentives to market the Fund, to cooperate with the Adviser’s promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as “additional cash compensation” or “revenue sharing” and are in addition to the sales charges and Rule 12b-1 fees. The payments are made pursuant to agreements between financial intermediaries and the Adviser and do not affect the price investors pay to purchase shares of the Fund, the amount the Fund will receive as proceeds from such sales, or the amount of Rule 12b-1 fees and other expenses paid by the Fund.

Additional cash compensation payments may be used to pay financial intermediaries for: (a) transaction support, including any one- time charges for establishing access to Fund shares on particular trading systems (known as “platform access fees”); (b) program support, such as expenses related to including the Fund in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g., individual or group annuity contracts); (c) placement by a financial intermediary on its offered, preferred, or recommended fund list; (d) marketing support, such as providing representatives of the Adviser access to sales meetings, sales representatives and management representatives; (e) firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Fund and shareholder financial planning needs; and (f) providing other distribution- related or asset retention services.

Additional cash compensation payments generally are structured as basis point payments on assets, gross or net sales or, in the case of platform access fees, fixed dollar amounts.

Because the Fund had not commenced investment operations prior to its fiscal year ended September 30, 2023, it did not pay any additional cash compensation or similar distribution related payments.

In addition to member firms of the Financial Industry Regulatory Authority, the Adviser also reserves the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the Fund and shareholders, such as banks, insurance companies, and plan administrators. These firms are not included in this list and may include affiliates of the Adviser. You should ask your financial intermediary whether it receives additional cash compensation payments, as described above, from the Adviser.

The Adviser may also pay non-cash compensation to financial intermediaries and their representatives in the form of (a) occasional gifts; (b) occasional meals, tickets or other entertainment; and/or (c) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

DETERMINATION OF SHARE PRICE

The price of the shares of the Fund is based on the Fund’s net asset value per share (“NAV”) next determined after the order is received. The NAV is calculated at the close of trading (normally 4:00 p.m., Eastern time (“ET”)) on each day the New York Stock Exchange (the “NYSE”) is open for business (“open business day”). Should the NYSE experience an unexpected market closure or restriction on trading during or on what is expected to be an open business day, the Fund will make a determination whether to calculate the NAV at the times as described above (and value the securities as described below in this SAI and in the prospectus) or to suspend the determination of the NAV based on available information at the time of or during the unexpected closure or restriction on trading.

Purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes, or on a day on which the NYSE is not open for trading, will be effective on the next open business day thereafter on which the NYSE is open for trading, and the offering price will be based on the Fund’s NAV at the close of trading on that day.

A separate NAV is calculated for each share class of the Fund. The NAV for a class is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received), allocable to that class minus liabilities (including accrued expenses) allocable to that class, by the total number of that class’s shares outstanding.

U.S. Equity Securities

U.S. equity securities (including options) traded in the over-the-counter market or on a primary exchange shall be valued at the closing price as determined by the primary exchange, typically at 4:00 p.m. ET. If no sale occurred on the valuation date, the securities will be valued at the latest bid quotations for a long position or at the last quoted ask price for a short position as of the closing of the primary exchange, typically at 4:00 p.m. ET. Securities for which quotations are either (1) not readily available or (2) determined by the Adviser to not accurately reflect their value are valued at their fair value using procedures approved by the Board. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations. Securities traded on more than one exchange will first be valued at the last sale price on the principal exchange, and then the secondary exchange.

The NASDAQ National Market System is considered an exchange. Mutual fund investments will be valued at the most recently calculated (current day) NAV.

Non-U.S. and U.S. Fixed Income Securities

Fixed income securities shall be valued at an evaluated bid price, generally as of 4:00 p.m. ET, provided by an independent pricing service approved by the Board. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as trading activity, readily available market quotations (including broker quotes), yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data.

These securities are generally considered to be fair valued; however, because the prices are provided by an independent approved pricing service, the fair value procedures approved by the Board need not be applied. Securities with less than 61 days to maturity may be valued at amortized cost. Amortized cost shall not be used if the use of amortized cost would be inappropriate due to credit or other impairments of the issuer.

Securities for which quotations are either (1) not readily available, (2) not provided by an approved pricing service or broker, or (3) determined by the Adviser to not accurately reflect their value, are valued at their fair value using procedures approved by the Board.

Non-U.S. Equity Securities

To the fullest extent possible, equity securities that are traded on a non-U.S. securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation. If no sale occurred on the valuation date, the securities will be valued at the latest bid quotations for a long position or at the last quoted ask price for a short position as of the closing of the primary exchange. Securities for which quotations are either (1) not readily available or (2) determined by the Adviser to not accurately reflect their value are valued at their fair value using procedures approved by the Board. Non-U.S. securities, currencies and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. Dollar, as of valuation time, as provided by an independent pricing service approved by the Board.

The Trust may, at the direction of the Trustees, use a fair value service to adjust the prices of non-U.S. securities that are traded on non-U.S. exchanges in order to reflect the price impacts of events occurring after such non-U.S. exchanges close and the time the Fund’s net asset values are calculated that may affect the values of such securities.

FEDERAL INCOME TAXES

The following discussion of certain U.S. federal income tax consequences is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon the shareholder’s specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Trust or its investments.

Each shareholder should consult a qualified tax advisor regarding the tax consequences of an investment in the Fund. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the U.S. federal income tax regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in the Fund may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, except where otherwise specifically indicated. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

Except where expressly noted, this discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt entities, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, (viii) shareholders who are subject to the U.S. federal alternative minimum tax or U.S. federal corporate alternative minimum tax, or (ix) insurance companies.

If a pass-through entity (including for this purpose any entity treated as a partnership or S corporation for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of an owner of the entity will generally depend upon the status of the owner and the activities of the entity. Owners of pass-through entities that are considering the purchase of shares should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

Taxation of the Fund

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code (a “RIC”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, to the extent such amounts are distributed to shareholders in accordance with the applicable timing requirements.

The Fund intends to distribute substantially all of its net investment income (including any excess of net short-term capital gains over net long-term capital losses) and net capital gain (that is, any excess of net long-term capital gains over net short-term capital losses) in accordance with the timing requirements imposed by the Code and therefore would not be required to pay any federal income or excise taxes. Net capital gain for a fiscal year is computed by taking into account any capital loss carry forward of the Fund.

To be treated as a RIC under Subchapter M of the Code, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or non-U.S. currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other RICs, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships and (c) distribute with respect to each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (b) above, in the case of the Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower.

With respect to (a) above, the Internal Revenue Service (“IRS”) may limit qualifying income from foreign currency gains and from certain derivatives to the amount of such income that is directly related to a RIC’s principal business of investing in stock or securities pursuant to regulations that may be promulgated in the future. The requirements for qualification as a RIC may significantly limit the extent to which the Fund may invest in some investments.

To the extent that it qualifies for treatment as a RIC, the Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, described below). In certain situations, the Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying a Fund-level tax and, in the case of diversification failures, disposing of certain assets.

If the Fund fails to qualify as a RIC under Subchapter M in any fiscal year– for example, because it was not sufficiently diversified under the applicable Code tests, the Fund may be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. However, distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund. To qualify again to be taxed as a RIC that is accorded special tax treatment in a subsequent year, the Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions. In addition, if the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a RIC in a subsequent year.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its net capital gains (that, is any net long-term capital gains in excess of the sum of net short-term capital losses) properly reported by the Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that the Fund distributes to shareholders on a timely basis. The Fund intends to distribute substantially all of its investment company taxable income and to distribute all of its net capital gains, after offsetting any capital loss carryforwards. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, the Fund may elect to have certain dividends paid after the close of a tax year treated as having been paid during the tax year for purposes of the RIC distribution requirements and for purposes of determining its taxable income (“spill-back dividends”). Spill- back dividends are taxed to shareholders in the year in which they are received.

If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and (iii) will be entitled to obtain a refund of the excess, if any, of their allocable share of the tax paid by the Fund on such undistributed amount over the shareholder’s tax liability on such amount. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of the Fund’s net short-term capital loss over the net long-term capital gain for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of the Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. All capital losses of the Fund may be carried forward indefinitely until they can be used to offset capital gains. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, future capital gains offset by carried-forward capital losses are generally subject to taxation as ordinary dividends to shareholders if distributed. Accordingly, the Fund does not expect to distribute any capital gains offset by carried-forward capital losses. The Fund cannot carry back or carry forward any net operating losses.

The Fund may be limited under Code Section 382 in its ability offset its taxable income by capital loss carryforwards and net unrealized built-in losses after an “ownership change” of the Fund. The term “net unrealized built-in loss” refers to the excess, if any, of the Fund’s aggregate adjusted basis in its assets immediately before an ownership change, over the fair market value of such assets at such time, subject to a de minimis rule. The Fund would experience an ownership change under Code Section 382 if and when 5-percent shareholders of the Fund increase their ownership by more than 50 percentage points in the aggregate over their respective lowest percentage ownership of Fund shares in a 3-year period. Under Code Section 382, if the Fund experiences an ownership change, the Fund may use its pre-change tax capital loss carryforwards and net unrealized built-in losses in a year after the ownership change generally only up to the product of the fair market value of the Fund’s equity immediately before the ownership change and a certain interest rate published monthly by Treasury known as the applicable long-term tax-exempt rate. The foregoing limitation on the use of pre-ownership change net unrealized built-in losses only applies for a period of five years after the ownership change, while the foregoing limitation on the use of pre-ownership change capital loss carryforwards lasts indefinitely.

A RIC may elect to treat any post-October capital loss (defined as the company’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

As a RIC, the Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under rules contained in Section 4982 of the Code. These rules require payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year.

For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to the shareholders of record on a date in October, November or December of that preceding year. There can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely the imposition of federal excise or income taxes on the Fund. The Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis).

The following discussion of U.S. federal income tax consequences assumes that the Fund will qualify as a RIC for all taxable periods. This discussion is for the general information of shareholders that are U.S. persons subject to tax. Shareholders that are IRAs or other qualified retirement plans generally are exempt from income taxation under the Code. Shareholders that are non-U.S. persons, IRAs or other qualified retirement plans should consult their own tax advisors regarding the tax consequences of an investment in the Fund.

If the Fund is a “personal holding company” and fails to distribute (or to be treated as distributing) all of its investment company taxable income may also be subject to a 20% nondeductible tax on its “undistributed personal holding company income.” The Fund would generally be a personal holding company for a taxable year if five or fewer individuals own more than 50% of its outstanding shares at any time in the last half of the taxable year. The term “individual” for this purpose includes private foundations and certain trusts. The Fund does not expect to be subject to the tax on undistributed personal holding company income, although there can be no assurance that this will not occur.

Equalization Accounting

The Fund may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, the Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares. This method would allow the Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders but would not reduce the total return on a shareholder’s investment. If the IRS determines that the Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. Equalization accounting is not available for the Fund that is a personal holding company for federal income tax purposes.

Taxation of Fund Distributions

Distributions of taxable net investment income (including the excess of net short-term capital gain over net long-term capital loss) generally are taxable to shareholders as ordinary income to the extent of the Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to the Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

Under current law, capital gain dividends recognized by a non-corporate shareholder generally will be taxed at a maximum federal income tax rate of 20% in addition to the 3.8% Medicare surtax as discussed below. Capital gains of corporate shareholders are taxed at the same rate as ordinary income.

Under the Code, the Fund will be required to report to the IRS all distributions of taxable income and net realized capital gains.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder invested in such Fund (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by the Fund as “exempt-interest dividends,” a designation which the Fund generally does not expect to make). Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable currently, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Section 163(j) of the Code generally limits the deductibility of business interest to the sum of the taxpayer’s business interest income and 30% of its adjusted taxable income. Certain small businesses are exempt from such limitations. Under Treasury Regulations, if the Fund, as a RIC, earns business interest income, the Fund would be permitted to pay section 163(j) interest dividends to its shareholders. A shareholder that receives a section 163(j) interest dividend generally may treat the dividend as interest income for purposes of Code Section 163(j) if certain holding period requirements are met. Generally, the shareholder must have held the fund shares for more than 180 days during the 361-day window beginning 180 days before the ex-dividend date, and the shareholder must not be obligated (under a short sale or otherwise) to make related payments with respect to substantially similar or related property.

Sale or Redemption of Fund Shares

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in the shareholder’s Fund shares. Such gain or loss is treated as a long-capital gain or loss if the shares are held as capital assets for more than one year. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. The deductibility of capital losses is subject to further limitations.

All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any non-corporate shareholder who (i) fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), (ii) is identified by the IRS as otherwise subject to back-up withholding, or (iii) fails to timely certify to the Fund that it is a U.S. person not subject to such withholding. The backup withholding tax rate is 24% for tax years beginning before January 1, 2026. Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder federal income tax liability, if any, provided that certain required information is timely furnished to the IRS.

Cost Basis Reporting

The Fund (or its administrative agents) must report to the IRS and furnish to fund shareholders the cost basis when fund shares are redeemed, exchanged or otherwise sold and whether these shares had a short-term or long-term holding period. The Fund must also indicate to the IRS whether these shares had a short-term or long-term holding period. In addition, the Fund is required to report the gross proceeds from the sale of all Fund shares. The Fund will allow shareholders to elect from among several IRS-accepted cost basis methods to calculate the cost basis of their covered shares. In the absence of such an election by a shareholder, the Fund will use its default cost basis method. These requirements do not apply to investments through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement plan.

The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation.

Surtax on Net Investment Income

An additional 3.8% Medicare tax generally will be imposed on certain net investment income (including ordinary dividends, qualified dividend income and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person’s “modified and adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. .. Net investment income includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income also includes ordinary income and capital gain distributions received by a Fund shareholder from the Fund, as well as the shareholder’s net gains from redemptions or other taxable dispositions of Fund shares. Net investment income is reduced by deductions properly allocable to such income.

Shares Held Through Foreign Accounts

Payments to a shareholder that is either a non-U.S. financial institution (“FFI”) or a non-financial non-U.S. entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) special withholding rules apply when U.S. persons hold investments in the Fund through foreign financial institutions (“FFIs”) or non-financial foreign entities (“NFFEs”). Under FATCA, FFIs or NFFEs that own shares of the Fund on behalf of U.S. persons may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it agrees to report certain direct and indirect ownership of non-U.S. financial accounts held by U.S. persons with the FFI and to satisfy certain withholding requirements and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.

Withholding also may be required if a non-U.S. entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. certification rules to avoid backup withholding described above.

Special Tax Considerations

The following discussion relates to the U.S. federal income tax consequences of the particular investment policies of the Fund.

Debt Obligations Issued or Purchased at a Discount

The Fund may acquire debt obligations that have original issue discount. “Original issue discount” is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. A taxpayer that acquires an obligation with original issue discount generally is required to include the original issue discount in income as it accrues on a constant yield-to-maturity basis without regard to when, or whether, payments are made on the obligation. Obligations owned by the Fund that have original issue discount may include investment in payment-in-kind securities, and certain other obligations. Obligations with original issue discount owned by the Fund will give rise to income that the Fund will be required to distribute to shareholders who will be taxed on it as ordinary income (unless such dividends qualify as exempt-interest dividends) even though the Fund does not receive an interest payment in cash on the obligation during the year. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

The original issue discount rules are generally inapplicable to short-term instruments, defined as obligations that mature at a fixed date not more than one year after the issuance date. Instead, a RIC must report discount and interest on short-term obligations as they accrue. Discount on short-term obligations can differ from original issue discount, and a RIC may not have to accrue interest on a short-term bond if and when payment of interest on the bond becomes unlikely due to the issuer’s insolvency.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the receipt of principal payments or on the disposition of a debt security having market discount has been treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes.

An obligation with a fixed maturity date not exceeding one year from the date of issuance is not subject to the market discount rules. However, this exemption does not apply to an obligation the original term of which exceeds one year, even if it is purchased within one year of its maturity date.

Non-U.S. Taxes

The Fund may be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio. If at the close of its taxable year more than 50% of the value of the Fund’s total assets consist of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If the Fund were eligible for and were to make the election, the amount of each shareholder’s distribution reported on the information returns filed by the Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid. A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code.

Alternatively, if the Fund were to qualify as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above-described 50% requirement. For this purpose, the term “qualified funds of funds” means a RIC if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other RICs.

The Fund makes no assurance as to either the availability of any election discussed in this section or the Fund’s willingness to make any such election.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S. currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders of the Fund. Certain of the Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a RIC, which may have the effect of accelerating taxable distributions to shareholders of the Fund.

Inflation Adjusted Securities

The Fund may invest in inflation-indexed securities (also known as inflation-protected securities), on which principal is adjusted based on changes in an inflation index such as the Consumer Price Index. These securities may be reported under either the “coupon bond” method or the “discount bond method,” depending upon characteristics of the particular securities. Under the coupon bond method, which generally applies if a debt instrument is issued at par and all stated interest is required to be paid at least annually, net positive adjustments to principal value as a result of an increase in the index are treated as original issue discount and are taxable as ordinary income in the year of the adjustment, rather than at maturity when the principal is repaid, and net negative adjustments to principal value as a result of a decrease in the index can be deducted to the extent of the Fund’s interest income from the security for the current and previous taxable years, with any excess being carried forward to future taxable years. Under the discount bond method, all income and expenses with respect to an inflation-adjusted security is recognized as original issue discount. Distributions by the Fund may include both interest income and net income representing principal adjustments. Net negative principal adjustments near the end of a taxable year may cause all or a portion of the dividends distributed earlier in the year to be treated as a return of capital.

Financial Products

The Fund’s investments in options, futures contracts, derivatives, hedging transactions, forward contracts, swaps and certain other transactions may be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Some of the Fund’s investments, such as certain option transactions and futures transactions in foreign currency contracts that are traded in the interbank market, may be “section 1256 contracts.” Gains and losses on section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary in character. Section 1256 contracts held by the Fund at the end of a taxable year are “marked to market” for income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and treated on the 60/40 basis described above).

Certain positions undertaken by the Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. Losses realized by the Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

Certain income tax elections that the Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

Rules governing the tax aspects of notional principal contracts in which the Fund may invest are not clear in various respects. As a result, the IRS could challenge the Fund’s methods of accounting for such contracts for tax purposes, and such a challenge could affect the status of the Fund as a RIC.

The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by the Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute “constructive sales” in certain circumstances, which would result in the recognition of taxable income before the short-sale positions are terminated. Certain of the Fund’s hedging activities including its transactions in options, futures contracts and foreign currencies, are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a RIC, which may have the effect of accelerating taxable distributions to shareholders.

The application of certain federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by new income tax rules issued in the future (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Other Tax Matters

Special tax rules not described in this discussion apply to investments by tax-exempt entities and to investments through defined contribution plans and other tax- advantaged plans and investments by tax-exempt entities. Prospective Investors should consult their tax advisor to determine the suitability of investing through such plans or entities and the precise effect of an investment in the Fund would have on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Investors are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

CUSTODIAN

Fifth Third Bank, N.A., Fifth Third Center, 38 Fountain Square Plaza, Cincinnati, Ohio 45263 is the Custodian for the Fund’s investments. The Custodian acts as the Fund’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to a Master Services Agreement (the “Master Services Agreement”).

As Administrator, Ultimus has agreed to perform or arrange for the performance of the following services (under the Master Services Agreement, Ultimus may delegate all or any part of its responsibilities thereunder), among others:

●	prepare and assemble reports required to be sent to the Fund’s shareholders and arrange for the printing and dissemination of such reports;

●	assemble reports required to be filed with the SEC and file such completed reports with the SEC;

●	file the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

●	assist and advise the Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

●	make such reports and recommendations to the Board, as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus’ fees under the Master Services Agreement are paid by the Adviser pursuant to the Amended and Restated Advisory Agreement. The Master Services Agreement, unless otherwise terminated as provided in the Master Services Agreement, is renewed automatically for successive one-year periods. The Master Services Agreement provides that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Master Services Agreement relates, except a loss from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Under a Compliance Services Consulting Agreement among the Adviser, the Trust and Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, NLCS provides an individual to serve as the Trust's CCO. For the performance of these services, the Adviser pays NLCS an annual fee. In addition, the Adviser reimburses NLCS for any out-of-pocket expenses incurred for compliance services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen & Company, Ltd. has been selected as independent registered public accounting firm for the Trust. Their services include auditing the annual financial statements and financial highlights of the Fund as well as other related services.

DISTRIBUTOR

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund pursuant to a Distribution Agreement (the “Agreement”). The Distributor is obligated to sell shares of the Fund only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated for its services to the Trust under a written agreement for such services.

By its terms, the Distribution Agreement is for an initial term of two years and will continue in effect year-to-year thereafter so long as such renewal and continuance is approved at least annually by (1) the Board or (2) a vote of the majority of the Fund’s outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Distribution Agreement may be terminated at any time, on sixty days written notice, without payment of any penalty, by the Trust or by the Distributor. The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

FINANCIAL STATEMENTS

As of the date of this SAI, the Fund had not yet completed its first semi-annual fiscal period and financial statements, including financial highlights, are not yet available. The Fund will file financial statements after its complete its first semi-annual period end. Copies of the Fund’s Semi-Annual Report and Annual Report may be obtained, once available, free of charge by calling the Trust at 1-833-399-1001 or by downloading a copy at www.velafunds.com. You may also obtain the Semi-Annual Report or Annual Report, as well as other information about the Trust, from the EDGAR Database on the SEC’s website at http://www.sec.gov.

APPENDIX A - RATINGS OF DEBT INSTRUMENTS

MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”)

GLOBAL LONG-TERM RATING SCALE

Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

GLOBAL SHORT-TERM RATING SCALE

Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations. P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations. P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations. NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P GLOBAL RATINGS (“S&P”)

ISSUE CREDIT RATING DEFINITIONS

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS*

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

FITCH RATINGS. (“FITCH”)

ISSUER DEFAULT RATINGS

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities in global infrastructure and project finance. IDRs opine on an entity’s relative vulnerability to default on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality.

‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative.

‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.

Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default

A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c.	the formal announcement by the issuer or their agent of a distressed debt exchange;

d.	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted default.

‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

a.	an uncured payment default on a bond, loan or other material financial obligation, but

b.	has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

c.	has not otherwise ceased operating.

This would include:

i.	the selective payment default on a specific class or currency of debt;

ii.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default.

‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

SHORT-TERM RATINGS ASSIGNED TO ISSUERS AND OBLIGATIONS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in

U.S. public finance markets.

F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default risk. Default is a real possibility.

RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA-’; each a rating level). Such suffixes are not added to ‘AAA’ ratings. For corporate finance obligation ratings, they are not appended to rating categories below the ‘CCC’. For all other sectors/obligations, they are not assigned to rating categories below the ‘B’.

APPENDIX B - VELA FUNDS PROXY VOTING POLICY

Proxy Voting Policies and Procedures

Pursuant to rules established by the SEC under the 1940 Act, the Board has delegated authority to vote proxies to the Adviser and has approved formal, written guidelines for proxy voting as adopted by the Adviser to the Trust’s Funds. The Board oversees voting policies and decisions for the Fund.

The Fund exercises its proxy voting rights with regard to the companies in the Fund’s investment portfolio, with the goals of maximizing the value of the Portfolio’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.

In general, the Board believes that the Fund Adviser, which selects the individual companies that are part of the Fund’s portfolio, is the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Trust defers to and relies on the Fund’s Adviser to make decisions on casting proxy votes.

If the Fund in the Trust invests in other investment companies in excess of the limitations in section 12(d)(1) of the 1940 Act. It is recommended to such Fund that they avail themselves of the safe harbor of section 12(d)(1)(F) of the 1940 Act to invest in underlying investment companies with less restrictions. In order to benefit from the safe harbor of section 12(d)(1)(F), the Fund must mirror vote proposals on proxies issued by underlying investment companies. Mirror voting means that the Fund votes its shares in the same proportion that all shares of a mutual fund or ETF are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.

The Adviser provides quarterly certifications with respect to its adherence to its proxy voting and exemptive order policies and procedures.

VELA Investment Management LLC

Proxy Voting Policy

Proxy Voting Procedures

VELA will accept voting authority for client securities. VELA must make the determination to vote proxies in the best interest of the client and must not place its own interests ahead of the interests of the client. VELA must ensure that the voting determination is not based on materially inaccurate or incomplete information. VELA may vote in a manner that is contrary to its guidelines if it believes that doing so would be in a client’s best interest to do so. If a proxy proposal presents a conflict of interest between VELA and a client, VELA will disclose the conflict of interest to the client prior to the proxy vote and, if participating in the vote, will vote in accordance with the client’s wishes. Clients may direct VELA on how to vote client securities by communicating their wishes in writing or electronically to VELA. VELA will maintain the voting record for proxy voting for at least five years. The disclosure that clients may obtain a copy of VELA proxy voting policies and procedures upon request is included in Form ADV Part 2A.

Our goal in implementing the proxy voting guidelines is to protect the rights of our clients as shareholders in publicly traded companies. Voting decisions on issues not directly addressed in these guidelines will be made on a case-by-case basis. VELA may also abstain from voting if, based on factors such as expense or difficulty of exercise, it determines that a client’s interests are better served by abstaining. In addition, clients may direct VELA on how to vote client securities by communicating their wishes in writing or electronically to VELA.

VELA has developed its own proxy voting guidelines, which are incorporated herein by reference, and uses a 3rd party platform to vote proxies.

Conflicts of Interest

VELA will disclose any conflicts of interest to its client and obtain client permission to proceed with the vote prior to voting client proxies that involve a conflict of interest.

Mirror Voting

The VELA Funds (Funds) may invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of VELA to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

Record Keeping

Proxy voting records are kept in an easily accessible place for five years and in the adviser’s office for the first two years.

Typical proxy voting records are:

➢	Proxy voting policies and procedures;
➢	Each proxy statement that the adviser receives regarding client securities;
➢	Record of each vote cast by the adviser on behalf of a client;
➢	Copies of any client communication directing how the adviser should vote a particular proxy;
➢	Any document created by the adviser that was material to making a decision on how to vote proxies; and
➢	Written requests from a client for information on how the adviser voted proxies on behalf of the client, and a copy of any written responses by the adviser to any client request for information on how the adviser voted proxies.

VELA Investment Management LLC

Proxy Voting Guidelines

July 2022

I. Board of Directors

A. Election of Directors

VELA will generally vote in favor of the uncontested election of directors. In cases where a director has shown consistent inability to perform his/her duties in the best interest of the shareholders we will not vote in favor of electing the director.

B. Classified Boards of Directors

VELA will generally vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

C. Board and Committee Independence

VELA’s policy is to vote:

1.	In favor of proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.	In favor of proposals that require all members of a company’s compensation, audit or nominating committees to be independent or unaffiliated directors.

3.	Against shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.	VELA will generally vote proposals for the separation of the Chairman and CEO positions unless VELA believes that such a vote would not be in the best interest of long-term shareholders.

D. Liability and Indemnification of Directors

VELA generally will vote in favor of management proposals to limit directors’ liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors’ liability would affect shareholders’ interests in pending litigation.

E. Qualifications of Directors

VELA generally will follow management’s recommended vote on either management of shareholders proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

F. Removal of Directors and Filling of Vacancies

VELA will vote against proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

G. Proposals to Fix the Size of the Board

VELA generally will vote:

1.	In favor of proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.	Against proposals allowing management to fix the size of the board without shareholder approval.

H. Majority Voting

VELA will vote in favor of management proposals for a majority voting standard for electing representatives to the board of directors, and against proposals for a plurality voting standard.

II. Capital Structure

A. Authorization of Additional Shares

VELA will generally approve proposals to increase the authorization of existing classes of stock, unless VELA believes such authorizations would result in significant dilution or would not be in the best interest in long-term shareholders.

B. Authorization of “Blank Check” Preferred Stock

VELA will generally vote:

1.	Against proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	In favor of proposals mandating shareholder approval of blank check stock placement.

C. Stock Splits/Reverse Stock Splits

VELA will generally vote in favor of stock splits for legitimate business purposes if the split is in the shareholders’ best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases.

D. Dual Class/Supervoting Stock

VELA will generally vote against proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

E. Large Block Issuance

VELA will address large block issuances of stock on a case-by-case basis considering (a) whether the proposal has a legitimate business purpose, and (b) the potential impact on shareholder value.

Additionally, we support proposals requiring shareholder approval of large block issuances.

F. Recapitalization into a Single Class of Stock

VELA will generally vote in favor of recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

G. Share Repurchases

VELA generally will vote in favor of share repurchase plans provided all shareholders may participate on equal terms.

H. Reductions in Par Value

VELA will generally vote in favor of proposals to reduce par value, provided a legitimate business purpose is stated.

III. Corporate Governance Issues

A. Confidential Voting

VELA will generally vote in favor of proposals to provide for confidential voting and independent tabulation of voting results and to vote against proposals to repeal such provisions.

B. Cumulative Voting

VELA will generally vote in favor of shareholder proposals requesting cumulative voting and against management proposals to eliminate it.

C. Super majority Voting Requirements.

VELA will generally vote in favor of shareholder proposals to modify or rescind existing supermajority requirements and will generally vote against management proposals to require a supermajority vote to amend the charter or bylaws.

D. Shareholder Right to Vote

VELA will generally vote against proposals that restrict the right of shareholders to call special meetings, amend the bylaws, expand proxy access, or act by written consent. VELA will vote in favor of proposals that remove such restrictions, provided that the removal of such restrictions is in the best interest of long-term shareholders. If removal of such restrictions is not in the best interest of long-term shareholders, VELA will vote against the proposals.

IV. Compensation

A. Executive and Director Stock Option Plans

VELA will generally vote in favor of stock option plans that create incentives for executives to achieve outstanding performance provided that providing these rewards will not substantially dilute the existing shares, is not a significant percentage of existing market capitalization, the plan does not allow re-pricing provisions, or grant an option on super-voting stock.

B. Employee Stock Option & Purchase Plans

VELA will generally vote in favor of employee stock purchase plans when the plan complies with the Internal Revenue Code.

C. Golden Parachutes

VELA will vote against proposals that limit shareholder approval of golden parachutes. VELA will evaluate golden parachutes on a case-by-case basis, and the company favors “double trigger” change-in-control provisions.

D. Proposals to Limit Benefits or Executive Compensation

VELA will vote against proposals to limit benefits, pensions, or compensation.

E. Management Compensation

VELA will generally vote in favor of management compensation, unless VELA believes that such a vote would not be in the best interest of long-term shareholders.

F. Frequency of Votes on Management Compensation

VELA will generally vote in favor of annual advisory votes on management compensation.

V. Anti-Takeover Related Issues

A. Shareholder Rights Plans

VELA will vote against proposals for shareholders to adopt poison pill plans and will vote in favor of proposals to require shareholder ratification of poison pills or requests for boards to redeem poison pills.

B. Re-Incorporation

VELA will examine proposals of reincorporation on a case-by-case basis. VELA will generally vote in favor of proposals that expand shareholder rights.

C. Exemption from State Takeover Laws

VELA will generally vote against proposals that would unfairly deny certain shares, whether held by shareholders or management, their inherent voting rights.

D. Non-financial Effects of Takeover Bids

VELA will generally vote against proposals to require consideration of non-financial items of mergers and acquisition proposals.

VI. Mergers & Acquisitions

VELA will evaluate all proposals for mergers, acquisitions and other special corporate transactions on a case-by-case basis. VELA will incorporate information gathered in the course of performing portfolio management activities into its decision-making process.

VII. Environmental, Social & Political Issues

VELA will generally vote for environmental, social and political issues if VELA believes such matters are in the best interest of long-term shareholders, while VELA will generally vote against environmental, social and political issues if VELA believes such matters are not in the best interest of long-term shareholders.

VIII. International Proxies

International proxies will be evaluated and voted generally following this proxy voting policy where appropriate. Items not expressly addressed in this policy will generally be voted either “with management” or “abstain” unless it is determined that voting against these items is in the best interest of long-term shareholders.

IX. Miscellaneous Items

A. Ratification of Auditors

VELA will generally vote in favor of proposals to ratify the selection of auditors, proposals to require shareholder approval of audit firms and proposals requesting auditor independence.

B. Transactions of Other Business

VELA is generally against proposals of transactions of other business as it disadvantages proxy voting shareholders from shareholders who attend the annual meeting in person. Instead, VELA seeks to have such issues make it to a ballot for consideration by all shareholders.

C. Motions to Adjourn the Meeting

VELA will vote to keep management accountable to proposals. Once a proposal has been offered to shareholders on a ballot, VELA is against proposals of management to extend consideration of a proposal once the votes have been cast.

D. Bundled Proposals

VELA is against proposals that bundle favorable items with unfavorable items. Instead, VELA is in favor of proposals that allow shareholders to vote on individual items.

E. Change of Company Name

VELA will support management proposals to change the company name.

F. Proposals Related to the Annual Meeting

VELA will support management proposals to conduct annual meetings.

PART C

OTHER INFORMATION

ITEM 28.	Exhibits

Number	Description
(a)	Agreement and Declaration of Trust of the Registrant is incorporated herein by reference to the Registrant’s initial Registration Statement filed on July 2, 2020.

(b)	By-Laws of the Registrant are incorporated herein by reference to the Registrant’s initial Registration Statement filed on July 2, 2020.

(c)	Not applicable.

(d)(1)	Investment Management Agreement by and between the Registrant and VELA Investment Management, LLC (the “Adviser”) is incorporated herein by reference to the Registrant’s Registration Statement filed on September 23, 2020.

(d)(2)	Amended and Restated Investment Management Agreement by and between the Registrant and the Adviser is incorporated herein by reference to the Registrant’s Registration Statement filed on January 12, 2022.

(d)(3)	Amendment to Amended and Restated Investment Management Agreement is incorporated herein by reference to the Registrant’s Registration Statement filed on March 29, 2022.

(d)(4)	Second Amendment to the Amended and Restated Investment Management Agreement is incorporated herein by reference to the Registrant’s Registration Statement filed on November 29, 2022.

(d)(5)	Amendment to the Second Amended and Restated Investment Management Agreement filed herewith.

(e)(1)	Distribution Agreement by and between the Registrant and Ultimus Fund Distributors, LLC (the “Distributor”) is incorporated herein by reference to the Registrant’s Registration Statement filed on September 23, 2020.

(e)(2)	Amended Schedule A to Distribution Agreement filed herewith.

(f)	Not applicable.

(g)(1)	Custodian Agreement by and between the Registrant and Fifth Third Bank, N.A. (the “Custodian”) is incorporated herein by reference to the Registrant’s Registration Statement filed on September 23, 2020.

(g)(2)	Form of Amended Exhibit A to Custodian Agreement to be filed herewith.

(h)(1)	Master Services Agreement by and among the Registrant, the Adviser and Ultimus Fund Solutions, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on September 23, 2020.

(h)(2)	First Amendment to the Master Services Agreement by and among the Registrant, the Adviser and Ultimus Fund Solutions, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on January 12, 2022.

(h)(3)	Second Amendment to the Master Services Agreement by and among the Registrant, the Adviser and Ultimus Fund Solutions, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on January 12, 2022.

(h)(4)	Amended Schedule A to Master Services Agreement filed herewith.

(h)(5)	Amendment to the Master Services Agreement for Rule 18f-4 Services is incorporated herein by reference to the Registrant’s Registration Statement filed on November 29, 2022.

(h)(6)	Compliance Services Consulting Agreement by and among the Adviser, the Registrant and Northern Lights Compliance Services, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on January 12, 2022.

(h)(7)	Amendment No. 1 to the Compliance Services Consulting Agreement by and among the Adviser, the Registrant and Northern Lights Compliance Services, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on November 29, 2022.

(i)(1)	Opinion and Consent of Counsel is incorporated herein by reference to the Registrant’s Registration Statement filed on September 23, 2020.

(i)(2)	Opinion and Consent of Counsel with respect to the VELA Income Opportunities Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on March 29, 2022.

(i)(3)	Opinion and Consent of Counsel with respect to the VELA Short Duration Fund filed herewith.

(j)	Consent of independent registered public accounting firm filed herewith.

(k)	Not applicable.

(l)	Purchase Agreement/Initial Capital Agreement is incorporated herein by reference the Registrant’s Registration Statement filed on September 23, 2020.

(m)(1)	Distribution and Shareholder Services Plan is incorporated herein by reference to the Registrant’s Registration Statement filed on September 23, 2020.

(m)(2)	Amended Distribution and Shareholder Services Plan is filed herewith.

(n)(1)	Rule 18f-3 Plan is incorporated herein by reference to the Registrant’s Registration Statement filed on September 23, 2020.

(n)(2)	Amended Rule 18f-3 Plan filed herewith.

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant is incorporated herein by reference to the Registrant’s Registration Statement filed on September 23, 2020.

(p)(2)	Amended Code of Ethics for the Adviser is incorporated herein by reference to the Registrant’s Registration Statement filed on January 12, 2022.

(p)(3)	Amended Code of Ethics for the Distributor is incorporated herein by reference to the Registrant’s Registration Statement filed on January 12, 2022.

(q)	Power of Attorney is incorporated herein by reference to the Registrant’s Registration Statement filed on September 10, 2020.

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Registrant.

Additionally, see the “Principal Holders of Outstanding Shares” section of the Statement of Additional Information (“SAI”) for a list of shareholders who own more than 5% of each Fund’s outstanding shares and such information is incorporated herein by reference.

ITEM 30.	Indemnification

Reference is made to Article VIII of the Registrant’s Agreement and Declaration of Trust, which is incorporated herein by reference.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Registrant’s Declaration of Trust, its By-Laws or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.	Business and other Connections of the Investment Adviser

The description of the Adviser is found under the caption “Management of the Funds” in the Prospectus and under the caption “The Investment Adviser” in the SAI constituting Parts A and B, respectively, of this Registration Statement, which are incorporated herein by reference. The Adviser may provide investment advisory services to other persons or entities other than the Registrant. In addition, the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC, File No. 801-119022,is incorporated herein by reference. The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32.	Principal Underwriter

(a)	Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for Hussman Investment Trust, Schwartz Investment Trust, Williamsburg Investment Trust, The Investment House Funds, F/m Funds Trust, Chesapeake Investment Trust, The Cutler Trust, CM Advisors Family of Funds, AlphaMark Investment Trust, Papp Investment Trust, Eubel Brady & Suttman Mutual Fund Trust, The Conestoga Funds, Centaur Mutual Funds Trust, Caldwell & Orkin Funds, Inc., Ultimus Managers Trust, Oak Associates Funds, Segall Bryant & Hamill Trust, Yorktown Funds, Bruce Fund, Inc., Commonwealth International Series Trust, Capital Series Trust, Unified Series Trust, Valued Advisers Trust, HC Capital Trust, Waycross Independent Trust, Volumetric Fund, MSS Series Trust, Copley Funds, Inc., Connors Funds, James Advantage Funds, Rocky Mountain Opportunity Trust, Cantor Select Portfolios Trust, Peachtree Alternative Strategies Fund, Cross Shore Discovery Fund, Lind Capital Partners Municipal Credit Income Fund, Fairway Private Equity & Venture Capital Opportunities Fund, Dynamic Alternatives Fund, Cantor Fitzgerald Sustainable Infrastructure Fund, Flat Rock Enhanced Income Fund and Peak Income Plus Fund.

(b)	The following list sets forth the directors and executive officers of the Distributor:

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Stephen L. Preston	Vice President, Chief Compliance Officer, FINOP & Anti-Money Laundering Officer	None
Melvin Van Cleave	Chief Information Securities Officer	None
Douglas K. Jones	Vice President	None

The address of the Distributor and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Not applicable.

ITEM 33.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of:

(a)	VELA Investment Management, LLC, 220 Market Street, Suite 208, New Albany Ohio 43054 (records as investment adviser)

(b)	Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (records as administrator and transfer agent)

(c)	Fifth Third Bank, N.A. (the “Custodian”), located at Fifth Third Center, 38 Fountain Square Plaza, Cincinnati, Ohio 45263 (records as custodian)

(d)	Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (records as distributor)

ITEM 34.	Management Services

Not applicable.

ITEM 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Albany and the State of Ohio on the 12th day of December 2023.

VELA FUNDS

By:	/s/ Jason Job
Name:	Jason Job
Title:	President and Principal Executive Officer

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jason Job	Trustee, President and Principal Executive	December 12, 2023
Jason Job	Officer

/s/ Zachary Richmond	Treasurer and Principal Financial Officer	December 12, 2023
Zachary Richmond

/s/ Lisa Wesolek	Trustee and Vice President	December 12, 2023
Lisa Wesolek

/s/ Lawrence Funderburke*	Trustee	December 12, 2023
Lawrence Funderburke

/s/ Jim Haring*	Trustee	December 12, 2023
Jim Haring

/s/ Danielle Ross*	Trustee	December 12, 2023
Danielle Ross

*By:	/s/ Jesse D. Hallee
Jesse D. Hallee As Attorney-in-Fact

EXHIBIT INDEX

Exhibits for Item 28 of Form N-1A:

Exhibit	Exhibit Description
(d)(5)	Amendment to the Second Amended and Restated Investment Management Agreement
(e)(2)	Amended Schedule A to Distribution Agreement
(g)(2)	Form of Amended Exhibit A to Custodian Agreement
(h)(4)	Amended Schedule A to Master Services Agreement
(i)(3)	Opinion and Consent of Counsel
(j)	Consent of independent registered public accounting firm
(m)(2)	Amended Distribution and Shareholder Services Plan
(n)(2)	Amended Rule 18f-3 Plan